UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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PATHWARD FINANCIAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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pathward

2022 Proxy Statement

Pathward Financial, Inc.

PATHWARD FINANCIAL, INC. 5501 SOUTH BROADBAND LANE SIOUX FALLS, SOUTH DAKOTA 57108 (877) 497-7497

Brett L. Pharr

Chief Executive Officer

“As Chief Executive Officer of Pathward Financial, I want to express my appreciation for your confidence and support during our renaming and rebranding this year.”

Message from our CEO

JANUARY 18, 2023

Dear Fellow Stockholders,

On behalf of the Board of Directors and management of Pathward Financial, Inc., formerly known as Meta Financial Group, Inc., I am pleased to inform you that our Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 9:00 a.m., Central Standard Time, on Tuesday, February 28, 2023. The Annual Meeting will again be held virtually via the Internet due to the success of the 2021 and 2022 virtual annual meetings. We believe that a virtual meeting generally provides ease of access, the opportunity for real-time communication and cost savings for our stockholders and Pathward Financial.

Details regarding the business to be conducted at the Annual Meeting are described in this proxy statement and in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) that you received in the mail. We have also made available a copy of our Annual Report to Stockholders, which includes our Annual Report on Form 10-K. At the Annual Meeting, we will report on Pathward Financial’s operations and outlook for the year ahead.

You are invited to attend the meeting. Whether or not you plan to attend the Annual Meeting, please read the accompanying proxy statement and then vote as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Regardless of the number of shares you own, your vote is very important. Please act today.

The Board and management are committed to our mission of providing financial inclusion for all while generating solid returns on your investment. As Chief Executive Officer of Pathward Financial, I want to express my appreciation for your continued confidence and support.

Very truly yours,

Tuesday, February 28, 2023 9:00 a.m., Central Standard Time ACCESS: The Annual Meeting of Stockholders (the “Annual Meeting”) can be accessed virtually at: www.virtualshareholdermeeting.com/CASH2023	NOTICE of Annual Meeting of Stockholders

At the Annual Meeting, stockholders will be asked to:

•

Elect two directors for a term of three years until their successors are elected and duly qualified;

•

Approve, by a non-binding advisory vote, the compensation of our named executive officers; and

•

Ratify the appointment by the Board of Directors of the independent registered public accounting firm Crowe LLP as the independent auditors of Pathward Financial’s financial statements for the fiscal year ending September 30, 2023.

By Order of the Board of Directors,

Brett L. Pharr

Chief Executive Officer
Sioux Falls, South Dakota
January 18, 2023

The Board of Directors of Pathward Financial (the “Board”) recommends that you vote “FOR” the election of each of the nominated directors, “FOR” the non-binding advisory vote to approve the compensation paid to our named executive officers, and “FOR” the ratification of the appointment of the independent registered public accounting firm Crowe LLP.

We are not aware of any other business to come before the meeting.

The record date for the Annual Meeting is December 30, 2022. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Regardless of the number of shares you own, your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Your proxy will not be used if you attend and vote at the Annual Meeting, and you may change or revoke your proxy selection at any time before the Annual Meeting.

We have determined that the Annual Meeting will again be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. If you plan to attend the virtual meeting, please see “Information About the Annual Meeting” on page 55. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the Internet.

Thank you for your continued interest and support.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be Held on February 28, 2023: Pathward Financial’s Notice of Internet Availability of Proxy Materials, Proxy Statement, and Annual Report to Stockholders, including Pathward Financial’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022, are available at www.proxydocs.com/CASH.

We first mailed the Notice of Internet Availability of Proxy Materials, in lieu of a paper copy of this proxy statement, to our stockholders on or about January 18, 2023.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

INTERNET	TELEPHONE	MAIL	IN PERSON
Go to www.proxyvote.com. You must have the control number from your proxy card to vote your shares via the Internet.	Call 1-800-690-6903 toll-free. You must have the control number from your proxy card to vote your shares by telephone.	If you received printed proxy materials, you can vote by written proxy card. Enter your selections, sign and date your proxy card and mail it back in the postage-paid envelope provided.	Attend the Annual Meeting virtually and vote your shares via the Internet. This is the only method of voting during the Annual Meeting.

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker, or other holder of record to see which voting methods are available to you.

Stockholders who attend the Annual Meeting by following the instructions to join the virtual meeting described on page 55 will be considered to be attending the Annual Meeting “in person.” Please see page 55 for more information about how to vote and how to attend the Annual Meeting.

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Proxy Statement Summary

Introduction

The Board of Directors (the “Board”) of Pathward Financial, Inc. (“Pathward Financial”, “we” or “us”) is using this proxy statement to solicit proxies from the holders of its common stock (the “Common Stock”) for use at Pathward Financial’s Annual Meeting of Stockholders (the “Annual Meeting”). This summary highlights certain information contained in the proxy statement for the Annual Meeting. We encourage you to read the entire proxy statement before you vote.

Certain information provided in this proxy statement relates to Pathward, National Association (“Pathward, N.A.”), which is a wholly-owned subsidiary of Pathward Financial. We may refer to these entities jointly as “Pathward”.

Information About the Annual Meeting

Time and Place

Our Annual Meeting will be held as follows:

DATE:	TIME:	ACCESS:
February 28, 2023	9:00 a.m., Central Standard Time	www.virtualshareholdermeeting.com/CASH2023

Matters to be Considered

At the Annual Meeting, stockholders of Pathward Financial will be asked to consider and vote on the following proposals:

Proposal		Board’s Recommendation	Page Reference
1.	Elect two directors for a term of three years until their successors are elected and duly qualified	FOR	7
2.	Approve, by a non-binding advisory vote, the compensation of our named executive officers	FOR	28
3.	Ratify the appointment of Crowe LLP as Pathward Financial’s independent registered public accounting firm	FOR	53

We may also transact any other business that may properly come before the Annual Meeting. As of the date of this proxy statement, we are not aware of any business to be presented for consideration other than the matters described in this proxy statement.

What’s New?

We are providing information about changes to director compensation and related policies including increasing both the annual stock award and stock ownership requirements. We have also expanded our Environmental, Social and Governance (ESG) disclosures.

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Directors

Name	Age	Principal occupation	Director Since	Independent	Committees
Director nominees whose terms expire in 2026
Douglas J. Hajek Chair of the Board	73	Of Counsel, Davenport, Evans, Hurwitz & Smith, LLP	2013		• None
Kendall E. Stork	69	Retired Sioux Falls Site President, Citibank	2016		• Audit (chair) • Risk
Directors whose terms expire in 2025
Elizabeth G. Hoople	64	Financial services consultant, Bank On Marketing	2014		• Compensation • Nominating (chair)
Ronald D. McCray	65	Advisor, RLJ Equity Partners	2021		• Compensation • ESG
Brett L. Pharr	61	CEO of Pathward Financial	2021		• None
Directors whose terms expire in 2024
Frederick V. Moore	66	Executive Search Consultant, AGB Search	2006		• Compensation (chair) • Nominating
Becky S. Shulman Vice Chair of the Board	58	President and Chief Operating Officer, Card Compliant, LLC	2016		• Audit • ESG • Risk (chair)
Lizabeth H. Zlatkus	64	Retired Chief Risk Officer/Chief Financial Officer, The Hartford Financial Services Group	2021		• Audit • Nominating

Corporate Governance Highlights

THE BOARD IS COMMITTED TO EXERCISING GOOD CORPORATE GOVERNANCE PRACTICES. THIS INCLUDES:
Independent Chair of the Board
Different individuals holding Chair and Chief Executive Officer (“CEO”) positions
Each standing committee composed exclusively of independent directors
Regular committee meetings throughout the year, including executive sessions without management present
Stock ownership guidelines for our executive officers and Board of Directors
A robust clawback policy
98% Board and committee meeting attendance for each director in fiscal year 2022 on average
Active stockholder engagement program
Annual Board and Committee self-evaluations

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Executive Compensation Highlights

Balanced compensation philosophy utilizing a mix of cash and equity, short-term and long-term elements, and fixed and variable (at-risk) incentives
97% support for “Say-on-Pay” vote in 2022
Target executive officer pay, on average, at the 50th percentile for comparable companies
77% of CEO’s target pay and 66% of other named executive officers’ (“NEOs”) target pay was variable and at-risk
Actual incentive payouts are commensurate with our fiscal year 2022 financial performance
All of our active NEOs participate in the same long-term incentive plan that covers rolling three-year performance periods and rewards the achievement of specific earnings and capital goals

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Proposal 1:

Election of Directors

Our Board currently consists of nine members. Approximately one-third of the directors are elected annually to serve for three-year terms or until their successors are elected and qualified. Our two nominees – Douglas J. Hajek and Kendall E. Stork — currently serve as Pathward Financial directors. The term of Michael R. Kramer ends as of the Annual Meeting, and he will not be standing for re-election. The Board thanks Kramer for his years of service as a director and greatly appreciates Kramer’s commitment and many contributions to the Board and Pathward over his four years of service. It is anticipated that after the Annual Meeting Kramer will continue to serve in an advisory capacity to the CEO and the Board. After the Annual Meeting, our Board will consist of eight members.

The Corporate Governance and Nominating Committee (“Nominating Committee”) screens and recommends candidates to serve on our Board. Except as may be required by NASDAQ or SEC rules, there are no specific minimum qualifications for candidates for the Board. Director nominees are selected based on business and professional accomplishments, integrity, demonstrated ability to make independent analytical inquiries, ability to understand Pathward Financial’s business, relevant expertise and experience, commitment to stockholders, financial acumen, personal character, community involvement, and willingness to devote the necessary time to Board duties. In making its determinations, the Board considers any relevant laws and regulations, as well as other factors deemed important (such as the present composition of the Board). The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ Listing Rules and, if a nominee is sought for service on the Audit Committee, the candidate’s financial and accounting experience, including whether the candidate qualifies as an audit committee financial expert.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Nominating Committee considers diversity of opinions, perspectives, personal and professional experiences, and backgrounds when evaluating potential directors. The Board Diversity Matrix on page 9 sets forth information about the diversity of our Board in the NASDAQ-required format.

The Nominating Committee considers recommendations from a wide variety of business contacts, including current directors, executive officers, community leaders and stockholders as a source for potential Board candidates. The Nominating Committee also may use the services of third-party search firms to assist it in identifying and evaluating possible director nominees. The Board reviews and has final approval of all potential director nominees for election to the Board.

The Nominating Committee will consider candidates recommended by stockholders in accordance with our Stockholder Recommendation of Director Nominees Policy. This policy is available on our website under “Governance—Governance Documents.” To recommend a nominee for the Fiscal Year 2024 Annual Meeting of Stockholders, a stockholder must provide certain information as described in the Policy no later than September 20, 2023. If any information is missing or not received on a timely basis, the proposed nominee may not be considered. Any such recommended candidates will be evaluated on the same basis as candidates the Nominating Committee identifies through other channels.

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As shown below, our directors and director nominees have a mix of skills and experience that we believe are relevant to Pathward Financial’s long-term strategy and success.

Criteria	Hajek	Hoople	McCray	Moore	Pharr	Shulman	Stork	Zlatkus

Commercial Finance

Expertise in commercial finance (such as collateral-based lending, asset-based lending and factoring, equipment leasing, government guaranteed lending, joint ventures, alternative energy and insurance premium financing) and knowledge of key customers and associated risks.

Payments and Prepaid Cards

Expertise in payments and prepaid cards (including prepaid sponsorship, prepaid issuance, ATM acquiring sponsorship and merchant acquiring sponsorship) and knowledge of key customers and associated risks.

Consumer Lending Expertise in consumer credit products and knowledge of key customers and associated risks.
Tax Services Expertise in short-term taxpayer electronic return originator advance loans and knowledge of key partners and associated risks.

Senior Leadership as an SVP, EVP, President and/ or CEO

Outstanding track record as a business leader, preferably as an SVP, EVP, CEO or President. An independent thinker with appropriate stature. Experienced at dealing with multiple shareholders.

Business Development/Mergers and Acquisitions

Experience with repositioning businesses for sustained growth and long-term value creation. Track record of driving growth for complex, high performance businesses.

Cybersecurity and Information Technology

Solid understanding of information technology systems and developments, either through academia or industry experience and cybersecurity technologies and approaches, either through academia or industry experience.

Marketing Experience with business-to-business brand marketing.

Legal and Regulatory

Experience working on complex legal issues applicable to the business, including as an attorney, and knowledge of regulatory issues, OCC, FDIC, government relations and public policy.

Strategy Experience with strategic planning or strategy development.

If before the election it is determined that any director nominee is unable to serve, your proxy authorizes a vote for a replacement nominee if our Board names one. At this time, we are not aware of any reason why a nominee might not remain on the ballot until the election. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

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The information shown below in our Board Diversity Matrix is based on voluntary self-identification of each member of our Board for fiscal year 2021 and fiscal year 2022.

BOARD DIVERSITY MATRIX
	2021 (AS OF 10/01/2021)				2022 (AS OF 10/01/2022)
TOTAL NUMBER OF DIRECTORS: 9

	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender
Part 1: Gender Identity
Directors	3	6	—	—	3	6	—	—
Part 2: Demographic Background
African American or Black	—	1	—	—	—	1	—	—
Alaskan Native or Native American	—	—	—	—	—	—	—	—
Asian	—	—	—	—	—	—	—	—
Hispanic or Latinx	—	—	—	—	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—	—	—	—	—
White	3	5	—	—	3	5	—	—
Two or More Races or Ethnicities	—	—	—	—	—	—	—	—
LGBTQ+	—	—	—	—	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—	—	—	—	—

The Board unanimously recommends that you vote “FOR” each of the director nominees.

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Nominees Seeking Election for a Term to Expire in 2026

DOUGLAS J. HAJEK CHAIR
Age: 73 Director since: 2013 Term to Expire: 2023 Independent Committees: • None Other boards: • Pathward, N.A. (since 2013), Chair (since 2021)

Douglas J. Hajek is a lawyer concentrating in corporate and financial services matters with over thirty years of experience and practices with the law firm of Davenport, Evans, Hurwitz & Smith, LLP. Previously, Hajek held management positions in commercial banking at U.S. Bank and two independent banks. Hajek serves as vice chair of the South Dakota Building Authority and the Educational Enhancement Finance Corporation. Through his past government relations work in the South Dakota Legislature, Hajek has been involved in the drafting and enactment of key South Dakota banking and trust legislation. Hajek was the Vice Chair of the Pathward Financial and Pathward, N.A. Boards from 2019 to 2021.

Skills and Experience

The Board believes that the experience, qualifications, attributes, and skills that Hajek developed through his banking, lobbying, and legal work, as well as his service on our Board and past service on various Board committees, enable him to provide the Board with extensive expertise regarding the regulation, operations, and management of Pathward Financial.

KENDALL E. STORK
Age: 69 Director since: 2016 Term to Expire: 2023 Independent Committees: • Audit (chair) • Risk Other boards: • Pathward, N.A. (since 2016)

In 2016, Kendall E. Stork retired as Sioux Falls Site President for Citibank, a position he held for 17 years. He was previously the President and CEO of Citibank, South Dakota where he served for 12 years as a Board Member, seven of those as Chair.

Skills and Experience

The Board believes that the experience, qualifications, attributes, and skills that Stork developed through his position at Citibank, as well as his strong financial services background and his service on our Board and various Board committees, enable him to provide the Board extensive financial and management expertise.

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Directors Continuing in Office

ELIZABETH G. HOOPLE
Age: 64 Director since: 2014 Term to Expire: 2025 Independent Committees: • Compensation • Nominating (chair) Other boards: • Pathward, N.A. (since 2014)

Elizabeth G. Hoople currently works as a financial services consultant with Bank On Marketing, a consulting firm she formed in March 2013. Hoople works with Banks, Fintechs and startup firms with a focus on go to market strategy, customer experience design and product marketing in the payments sphere. Prior to her consulting business, Hoople served as head of marketing for Wells Fargo for 15 years in the Consumer Credit and Payments divisions. Hoople holds several patents for developing “My Spending Report,” an online personal financial and budgeting tool created for wellsfargo. com. Throughout her career, Hoople has demonstrated a passion for developing innovative products and services that enhance the customer experience. These resulted in the launch of many industry leading and high engagement products for her clients and their customers. Hoople previously held senior management positions with Providian Financial in their Real Estate and Credit divisions and also with Citigroup’s Consumer Banking Group, where she introduced the world’s first major Photocard product.

Skills and Experience

The Board believes that the experience, qualifications, attributes, and skills that Hoople developed through her years of involvement in various capacities in the financial services industry, as well as her service on our Board and various Board committees, enable her to provide the Board extensive expertise regarding Pathward Financial’s operations and management.

RONALD D. MCCRAY

Age: 65

Director since: 2021

Term to Expire: 2025

Independent

Committees:

•  Compensation

•  ESG

Other boards:

•  Dallas News
Corporation
(since 2010)

•  Power School Group, LLC (since 2021)

•  Pathward, N.A.
(since 2021)

Ronald D. McCray has served as an advisor at RLJ Equity Partners, a private equity firm, since 2015. Previously, from 2015 to 2016, McCray was Chairman, and from 2015 to 2016 Chairman, Interim President and Chief Executive Officer of Career Education Corp. (now Perdoceo Education Corporation). From 2007 to 2009 he was Chief Administrative Officer at NIKE, Inc. Prior to that, from 1987 to 2007, McCray served in various roles as a lawyer at Kimberly Clark Corporation, including as SVP, Law and Government Affairs and Chief Compliance Officer. McCray is on the Board of Directors of Dallas News Corporation and Power School Group, LLC. McCray is an emeritus trustee, presidential advisor and former vice chair of the board of trustees of Cornell University.

Skills and Experience

The Board believes that McCray has significant experience and knowledge in the leadership of large organizations, accounting, finance, corporate governance, risk management, operations and marketing, as well as public company board experience. These skills, together with his legal training and experience, serve to strengthen the Board’s collective qualifications, skills and experience.

FREDERICK V. MOORE
Age: 66 Director since: 2006 Term to Expire: 2024 Independent Committees: • Compensation (chair) • Nominating Other boards: • Pathward, N.A. (since 2006)

Frederick V. Moore has served as an Executive Search Consultant with AGB Search since July 2017. He also serves on the Executive Advisory Board of Campus Works, a company that provides consultation technology-based services to higher education, a post he has held since July 2017. Moore served as President of Buena Vista University in Storm Lake, Iowa from 1995 until June 2017, when he was named President Emeritus. Moore is an attorney, and he has also worked as a strategic planner, financial analyst, and marketing executive.

Skills and Experience

The Board believes that the experience, qualifications, attributes, and skills that Moore developed through his position as President of Buena Vista University, as well as his service as Chair of the Board and on various Board committees, enable him to provide the Board extensive financial and management expertise.

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BRETT L. PHARR
Age: 61 Director since: 2021 Term to Expire: 2025 Committees: • None Other boards: • Pathward, N.A. (since 2021)

Brett L. Pharr is the Chief Executive Officer of Pathward Financial and Pathward, N. A. Prior to being appointed to his current role in October 2021, Pharr was Co-President and Chief Operating Officer since June 2020 and Executive Vice President, Group Head of Governance, Risk and Compliance since February 2019. Before joining Pathward, Pharr served as Senior Risk Director at Citizens Bank in the Consumer Division where he built a best practice enterprise risk organization and culture that enhanced competitive advantage, solidified brand identity, and increased shareholder confidence. Prior to Citizens Bank, Pharr worked for 32 years at Bank of America holding roles in the Commercial and Consumer lines of business, Business Transformation, Mergers and Acquisitions and Risk. Pharr is a member of Pathward’s Executive Committee.

Skills and Experience

The Board believes that Pharr’s experience in business leadership and transformation, along with risk and compliance at Pathward and other banking institutions, enable him to provide the Board with experience and skills that strengthen the overall effectiveness of the Board.

BECKY S. SHULMAN VICE CHAIR
Age: 58 Director since: 2016 Term to Expire: 2024 Independent Committees: • Audit • ESG • Risk (chair) Other boards: • Pathward, N.A. (since 2016), Vice Chair (since 2021)

Becky S. Shulman is the President of Card Compliant, LLC, a fintech company delivering compliance solutions for regulatory, legal, and accounting challenges in the payments space, headquartered in Leawood, Kansas. Prior to joining Card Compliant in 2012, Shulman held several executive positions in the financial services and tax industries, including CFO and Treasurer of H&R Block, Inc. She also served on the Board of Directors of H&R Block Bank from 2009 until its sale in 2015 and previously held the position of Chief Investment Officer of U.S. Central Credit Union.

Skills and Experience

The Board believes that the experience, qualifications, attributes, and skills that Shulman developed through her positions at Card Compliant and H&R Block, as well as her service on our Board and various Board committees, enable her to provide the Board extensive financial and management expertise.

LIZABETH H. ZLATKUS
Age: 64 Director since: 2021 Term to Expire: 2024 Independent Committees: • Audit • Nominating Other boards: • Axis Capital Holdings, Limited (since 2019) • Pathward, N.A. (since 2021)

From 1983 until her retirement in 2011, Lizabeth H. Zlatkus held various executive positions at The Hartford Financial Services Group, including Chief Financial Officer and Chief Risk Officer, as well as Co-President of Hartford Life Insurance Companies. Zlatkus serves on the Board of Directors of Axis Capital Holdings Limited and is the chair of the Connecticut Science Center Board of Trustees. Zlatkus recently served as a director of Boston Private Financial Holdings, Inc., a public company that was purchased by Silicon Valley Bank, and SE2 Holdings, LLC (now Zinnia), a privately held technology services company, and has experience on public company audit, compensation, risk and nominating and governance committees, including as the chair of audit and compensation committees.

Skills and Experience

The Board believes that Zlatkus’ extensive experience in the financial services arena, where she has deep expertise in risk and finance, operations (profit and loss), regulation, and governance, as well as public company board experience, enable her to provide the Board extensive risk, operations, governance, financial and management expertise.

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Corporate Governance

Independence

Our Corporate Governance Guidelines provide that a majority of our directors must be “independent.” For this purpose, the Board relies on the definitions of “independence” and “non-employee directors” found in rules promulgated by the Internal Revenue Service, the Securities and Exchange Commission (the “SEC”), and NASDAQ.

Our Board has determined that the following seven directors are independent: Douglas J. Hajek, Elizabeth G. Hoople, Ronald D. McCray, Frederick V. Moore, Becky S. Shulman, Kendall E. Stork and Lizabeth H. Zlatkus. The Board determined that Brett L. Pharr, our CEO, does not qualify as independent. During fiscal year 2022, the Board also determined that Bradley C. Hanson, our former CEO, did not qualify as independent and that Michael R. Kramer was independent. Hanson’s term ended as of the 2021 Annual Meeting and Kramer’s term will end as of the 2022 Annual Meeting.

In determining that Hajek is independent, the Board considered Pathward Financial’s relationship with Davenport, Evans, Hurwitz & Smith, LLP, the law firm at which Hajek is of counsel. In determining that Shulman is independent, the Board considered Pathward Financial’s relationship with Card Compliant, LLC, of which Shulman is the President and Chief Operating Officer. In determining that Kramer is independent, the Board considered Pathward Financial’s relationship with Dickinson Wright, LLP, the law firm of which Kramer is a member. See “Related Person Transactions” for more information. The Board determined that these relationships were not material and did not impact the applicable director’s independence based on the amounts involved, the lack of financial interest of the directors in the transactions, and the fact that the payments made were for services in the ordinary course of Pathward Financial’s business.

Separation of Board Chair and CEO

Douglas J. Hajek, an independent director, has served as Chair of the Board since 2021. The Board has determined that separating the Chair and CEO positions is currently the most effective leadership structure for Pathward Financial, allowing the Chair to focus on Board matters and the CEO to focus on Pathward Financial’s day-to-day operations and leadership. The Board believes Pathward Financial is well-served by this leadership structure. Nevertheless, the Board has no formal policy requiring the positions of Chair of the Board and CEO to be separated. If the CEO were to also serve as Chair of the Board, the independent directors would appoint a “Lead Independent Director.”

The Chair and Vice Chair of the Board are elected annually.

Risk Oversight

The Board is actively involved in overseeing management of risks that could affect Pathward Financial. This oversight is conducted primarily through the Board’s committees, but the full Board retains responsibility for general oversight. The Board endeavors to satisfy this responsibility by evaluating reports by each committee chair regarding the committee’s considerations and actions, and by evaluating reports from Pathward officers responsible for the oversight of specific risks—particularly Pathward’s Chief Legal and Administrative Officer, who oversees the Governance, Risk and Compliance function. The Board is responsible for oversight of our risk management function, which involves approving, reviewing and overseeing management’s implementation of our risk management framework and risk policies.

Risks relating to the direct operations of Pathward, N.A. are overseen by the Board, whose members also serve as directors of Pathward, N.A. In addition, all of Pathward Financial’s Audit Committee members serve on Pathward, N.A.’s Audit Committee. The Audit Committee annually reviews and approves management’s internal audit risk assessments and multi-year audit plan.

The Board of Pathward, N.A. has established a Board Risk and Credit Committee (the “Risk Committee”) that conducts risk oversight separate from that of Pathward Financial. Further, Pathward, N.A.’s Board oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to Pathward, N.A. Finally, the Pathward, N.A. Board also takes into account observations and recommendations of its regulators.

The Compensation Committee annually considers whether Pathward Financial’s compensation programs could motivate excessive risk-taking that could have a material adverse effect on Pathward Financial. For more information, see “Compensation Risk Analysis” on page 40.

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Privacy and Cybersecurity Risk

We strive to protect the privacy and security of the sensitive information entrusted to our care, and our executive and senior management teams devote a significant amount of time and attention to cybersecurity risks. In particular, we maintain cybersecurity and privacy policies, management oversight, accountability structures, and technology design processes to protect confidential information, including personally identifiable information. Our cybersecurity program includes strategy, framework, policies, and standards to support the confidentiality, integrity, and availability of our information assets, using a risk-based methodology consistent with applicable regulatory requirements. This program is overseen by executive management and the Pathward, N.A. Board of Directors. Pathward, N.A. has an Information Security Working Group that provides executive management with an understanding of pertinent technology-related topics, including cybersecurity and associated risks. The Information Security Working Group provides additional oversight of cybersecurity strategy, including understanding and prioritizing cybersecurity capabilities and associated risks. To ensure organization-wide attention to cybersecurity issues, we conduct mandatory annual employee training on cybersecurity. We also provide ongoing cybersecurity education and awareness for employees, such as online training classes, mock phishing attacks and cybersecurity awareness materials. In addition, we use independent third parties to perform penetration testing of our infrastructure to help us better understand the effectiveness of our controls and improve defenses. These third parties also conduct assessments of our cybersecurity program for compliance with regulatory requirements and industry guidelines. Our incident response program enables a coordinated response to mitigate the impact of, and recover from, any cyberattacks and facilitate communication to internal and external stakeholders. We had no material data breaches in fiscal year 2022.

Stockholder Engagement

We regularly engage with stockholders and stakeholders to ensure that existing and potential investors understand our key strategic initiatives and decisions and that we address their questions and understand their priorities.

During the past fiscal year, senior management provided institutional investors a wide variety of opportunities to engage and provide feedback. Among other things, Pathward Financial executives attended industry conferences, held over 100 investor meetings and calls, and hosted group investor meetings. We discussed a variety of topics, including Pathward Financial’s strategic initiatives, corporate governance, executive compensation, and environmental, social, and governance matters. We appreciate that our stockholders took the time to share their perspectives and questions with us.

Board and Committee Self-Assessments

The Board and each committee of the Board performs a self-assessment of their performance at least annually. The purpose of the Board assessment is to improve the functioning of the Board as a unit. The purpose of the committee assessments is to assess the membership and roles of each committee and improve each committee’s performance.

The Nominating Committee oversees the Board and committee assessments. In particular, the Nominating Committee identifies the subject matters the assessments will address, seeks comments from all directors, and communicates the results of the assessments to the Board for discussion. The Nominating Committee may hire external consultants or advisors to assist with or to facilitate any part of this process.

In 2022, the Nominating Committee engaged a third-party consultant to facilitate Board and committee assessments. These assessments included a confidential survey and one-on-one conversations with directors and select members of the senior leadership team. As a result of the 2022 Board and committee assessments, in fiscal year 2023 the Board has focused and will continue to focus on filling Board experience gaps, Board succession planning, and executive succession planning and talent development.

Director Onboarding and Continuing Education

The Nominating Committee, with the assistance of management, coordinates an onboarding program for new directors that includes, among other things, background materials, meetings with senior management, and visits to certain Pathward offices if and as possible. All new directors must complete the onboarding program.

While serving on our Board, each director is expected to attend training provided by Pathward Financial and is encouraged to complete at least five hours of approved continuing education every two years.

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Stock Ownership Guidelines

The Compensation Committee has adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of Pathward Financial’s stockholders. These guidelines provide that:

•	Each non-employee director must hold a minimum number of shares of our Common Stock having a market value equal to five times such director’s annual cash retainer. For this purpose, the term “annual cash retainer” means the cash component of director compensation received from Pathward Financial and Pathward, N.A. for service on the Board, excluding compensation received for serving as a Board chair or vice chair or on a committee or as a chair of any committee.
•	For purposes of calculating the minimum number of shares of our Common Stock required to meet the stock ownership guidelines, the market value of shares is calculated based upon the average closing price for shares of Common Stock for the thirty trading days preceding the date of calculation, as reported by NASDAQ.
•	Each non-employee director who was serving when the guidelines first went into effect on January 1, 2018, was required to attain the minimum stock ownership level by January 1, 2023; all other non-employee directors must attain the minimum stock ownership level within five years of being appointed or elected to the Board.
•	Each non-employee director must retain at least 50% of the net shares received pursuant to all equity grants until such minimum stock ownership requirement is met. For this purpose, “net shares” as defined in the stock ownership guidelines includes shares held outright, stock equivalents (e.g., stock units), shares held in benefit plans, unvested restricted stock, and shares held by immediate family members, but excludes unvested performance awards and any shares withheld, forfeited or sold to pay all or a portion of the tax liability associated with an award or grant or the exercise price of a stock option.
•	Despite the holding requirement described above, non-employee directors are permitted to sell Common Stock to cover any tax liabilities with respect to the receipt or exercise of any equity grants.
•	Once a non-employee director reaches the minimum required number of shares of Common Stock, any declines in stock price or increases to stock ownership requirements will not require such non-employee director to acquire additional shares of Common Stock to again meet the applicable minimum required number of shares. However, he or she will be required to retain all shares then held until such time as the non-employee director again satisfies the minimum ownership requirement.
•	If a non-employee director encounters an economic hardship that he or she reasonably believes will prevent his or her compliance with the guidelines, such non-employee director may present the hardship to the Compensation Committee. The Compensation Committee may elect to find the non-employee director in compliance or not or take such other action as the Compensation Committee deems appropriate.

The Compensation Committee reviews compliance and/or progress towards compliance with the stock ownership guidelines at least annually. All non-employee directors who served as of January 1, 2018 have achieved the minimum stock ownership requirement and all other non-employee directors are making appropriate progress toward the requirement.

Restrictions on Service as a Director

No individual, other than those who were already serving as directors on January 1, 2020, will be nominated to our Board after attaining the age of 72 without a specific exemption from the Board. We do not have a policy regarding term limits.

Directors may not serve on more than five boards of other public companies in addition to Pathward Financial’s Board. Members of the Audit Committee may not serve on more than two other public company audit committees.

Meetings and Attendance

Regular meetings of the Board are generally held on a quarterly basis. Special meetings may be called from time to time as circumstances warrant. Directors are expected to attend all Board meetings and are asked to attend the annual stockholders meeting. The Board held four regular meetings and two special meetings in fiscal year 2022. The non-employee directors convened five executive sessions after Board meetings without management participation. Such sessions are generally chaired by the Chair of the Board.

Each director attended 75% or more of the aggregate number of meetings of (i) the Board held during the period in which he or she was a director in fiscal year 2022, and (ii) the committees of the Board of which he or she was a member in fiscal year 2022.

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Senior members of management have been present at each annual meeting to answer any stockholder questions. Historically, stockholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our stockholders and investors through meetings with management and other investor relations activities. Since very few stockholders have historically attended our annual meetings and all of our directors typically attend, we encourage but have not adopted a policy requiring the attendance of directors at the annual meeting. All of the directors except Hanson who ceased being a director at the end of the 2022 annual meeting, attended the 2022 annual meeting.

Other Governing Documents

Pathward Financial has adopted a written Code of Business Conduct that applies to all directors, officers, and employees. If we make substantive amendments to or grant any waiver from the Code of Business Conduct applicable to our principal executive, financial or accounting officers, controller or persons performing similar functions, we will disclose the nature of such amendments or waiver in a report on Form 8-K in a timely manner.

Pathward Financial has also adopted Corporate Governance Guidelines to facilitate principled actions, effective decision-making, and appropriate monitoring of both compliance and performance by the Board.

Our Code of Business Conduct and Corporate Governance Guidelines can be found on Pathward Financial’s website at www.pathwardfinancial.com, “Governance - Governance Documents.” At the same location, you can find:

•	Pathward Financial’s Restated Certificate of Incorporation and Fourth Amended and Restated Bylaws (“Bylaws”),
•	the Stockholder Recommendation of Director Nominees Policy, and
•	charters for each of the Board’s four committees and the Risk Committee.

Communicating with our Directors

Stockholders may communicate with the Board in writing addressed to the Chair of the Board or to any individual director at Pathward Financial’s offices at 5501 South Broadband Lane, Sioux Falls, South Dakota 57108. Communications to the non-employee directors as a group may be sent to the Chair of the Board c/o the Corporate Secretary of Pathward Financial at the same address.

Committees of the Board

During fiscal year 2022, the Board had four standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee, and an ESG Committee. The charter for each committee can be found on Pathward Financial’s website at www.pathwardfinancial.com, “Governance - Governance Documents - Committee Charters.” Every member of every committee is currently, and during fiscal year 2022 was, independent. Members of each committee are members of the Boards of both Pathward Financial and Pathward, N.A.

AUDIT COMMITTEE
Members: Stork (chair), Shulman, Zlatkus Meetings in fiscal 2022: nine	The Audit Committee assists the Board in fulfilling its oversight responsibilities related to, among other things:
	•	the integrity of Pathward Financial’s financial statements and Pathward Financial’s accounting and financial reporting process (both internal and external) and financial statement audits,
	•	the qualifications and independence of the independent auditor,
	•	the performance of Pathward Financial’s internal audit function and independent auditors,
	•	Pathward Financial’s compliance with legal and regulatory requirements, and
	•	Pathward Financial’s systems of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by Pathward Financial.
Each member of the Audit Committee is a non-employee director who (1) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 5605(a)(2) of the NASDAQ Listing Rules; and (2) is able to read and understand fundamental financial statements and otherwise complies with NASDAQ’s financial literacy requirements. The Board has determined that Stork, Shulman and Zlatkus based upon their experience, training, and education, qualify as “audit committee financial experts” as that term is defined in the rules and regulations of the SEC.

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COMPENSATION COMMITTEE
Members: Moore (chair), Hoople, McCray Meetings in fiscal 2022: six	The Compensation Committee’s general purpose is to review and approve Pathward Financial’s overall compensation philosophy, principles and practices and to discharge the Board’s responsibilities relating to the compensation of Pathward Financial’s non-employee directors and executive officers and the implementation of Pathward Financial’s executive compensation plans. The Compensation Committee, among other things:
	•	reviews Pathward Financial’s executive officer compensation programs in light of the overall compensation philosophy,
	•	reviews and approves the compensation of Pathward Financial’s CEO and other executive officers,
	•	reviews the corporate goals and objectives relevant to the evaluation and compensation of Pathward Financial’s CEO and other executive officers,
	•	reviews and approves any employment, severance, change-in-control, or termination agreements to be made with any executive officer and makes recommendations to the Board,
	•	reviews and approves the compensation of the Board’s non-employee directors,
	•	approves any new incentive compensation plans, and
	•	annually reviews compliance and/or progress towards compliance with Pathward Financial’s stock ownership guidelines.
Each member of the Compensation Committee meets the heightened NASDAQ independence standards to sit on the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees as it deems appropriate and, to the extent permitted by applicable law, may delegate to one or more executive officers the authority, within guidelines established by the Compensation Committee, to approve equity compensation awards under Pathward Financial’s established equity compensation plans for employees other than executive officers. The Compensation Committee also may delegate any non-discretionary administrative authority under Pathward Financial’s compensation and benefit plans, consistent with any limitations specified in the applicable plans. The Compensation Committee has the sole authority to retain compensation consultants to assist in evaluating executive officer compensation. In May 2019, and annually since then, the Compensation Committee has retained Pay Governance LLC to provide advice concerning executive officer and director compensation.

NOMINATING COMMITTEE
Members: Hoople (chair), Moore, Zlatkus Meetings in fiscal 2022: four	The Nominating Committee assists the Board by considering and addressing matters relating to governance of the Board, Pathward Financial and Pathward, N.A. The Nominating Committee, among other things:
	•	monitors and evaluates independence of current directors and director nominees by reviewing situations that present potential conflicts of interest, which may impact director independence,
	•	reviews the Code of Business Conduct and Corporate Governance Guidelines at least annually,
	•	establishes and periodically reviews the criteria for selection of new directors,
	•	leads the search for individuals qualified to become new directors, and reviews and recommends whether current directors should stand for re-election,
	•	develops and coordinates an onboarding program for new directors, and oversees continuing education opportunities for current directors,
	•	reviews the composition, size, expertise and diversity of the Board and its committees, and
	•	oversees the Board’s self-assessments.

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ESG COMMITTEE

Members:

Kramer* (chair), McCray, Shulman

Meetings in fiscal 2022: five

* Since Kramer will no longer be serving on the Board effective as of the Annual Meeting, the Board is expected to appoint an additional member and a new chair for the ESG Committee following that date.

The ESG Committee oversees Pathward Financial’s ESG program, including its policies, programs, and strategies regarding environmental, social and governance matters significant to Pathward Financial and the public. The ESG Committee, among other things:

•  oversees Pathward Financial’s charitable giving policies and programs,

•  oversees Pathward Financial’s policies and programs related to environmental sustainability, human rights, and other social and public matters of significance to Pathward Financial,

•  monitors the state of Pathward Financial’s relationships and reputation with external stakeholders, and

•  oversees and annually reviews Pathward Financial’s annual ESG report.

RISK COMMITTEE

Members:

Shulman (chair), Kramer*, Stork

Meetings in fiscal 2022: four

* Since Kramer will no longer be serving on the Board effective as of the Annual Meeting, the Board is expected to appoint an additional member to the Risk Committee following that date.

The Risk Committee is a committee of only the Pathward, N.A. Board and has been established to provide appropriate governance and oversight of the enterprise-wide risk profile and risk management of Pathward, N.A.’s operations. The Risk Committee, among other things:

•  reviews and ensures that Pathward, N.A. has appropriate strategies, policies and systems for risk governance, risk management and risk control infrastructure,

•  reviews and oversees Pathward, N.A.’s enterprise risk management frameworks,

•  reviews adherence to the Pathward N.A.’s enterprise-wide risk limits in conjunction with Pathward N.A.’s risk appetite,

•  reviews Pathward N.A.’s risk position and profile, trends and emerging risks, and significant new business or strategic initiatives,

•  assesses the alignment of Pathward N.A.’s risk profile with Pathward, N.A.’s strategic plan, goals, objectives and risk appetite,

•  oversees assessments of Pathward, N.A.’s credit position, trends, emerging risks, and alignment with Pathward, N.A.’s risk appetite,

•  oversees administration of Pathward, N.A.’s credit portfolio, and

•  oversees the administration and effectiveness of Pathward, N.A.’s credit risk management framework and policies.

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Environmental, Social and Governance Matters

At Pathward Financial and Pathward, N.A., we believe in financial inclusion for all®. Our success is built on serving as a trusted partner. We aim to create positive environmental, social and governance impacts alongside our partners while promoting an inclusive financial system.

This section provides an overview of our ESG priorities and activities. For more complete information, please see our ESG Report, which is available at www.pathwardfinancial.com/esg.

ESG Governance

Our ESG governance structure emphasizes Board and executive management oversight of our company-wide ESG integration efforts.

In fiscal year 2021, the Board illustrated its commitment to ESG by forming an ESG Committee, which meets quarterly to discuss current and emerging ESG topics and to provide oversight of our ESG efforts.

Our President provides executive oversight of our ESG efforts. The Senior Vice President, ESG, Communications and Brand regularly engages with senior executives who help inform our ESG strategy. A cross-functional working group, chaired by the Senior Vice President, ESG, Communications and Brand, initiates program implementation.

ESG Priorities

Informed by our most recent materiality assessment, we have four strategic ESG priorities.

ENABLE AN INCLUSIVE FINANCIAL SYSTEM	ENGAGE OUR WORKFORCE	INVEST IN ENVIRONMENTAL SUSTAINABILITY	BUILD TRUST THROUGH GOOD GOVERNANCE
• Financial Inclusion • Access to Finance and Affordable Products and Services • Social Impacts from Business Operations	• Diversity, Equity, and Inclusion	• Environmental Impacts from Business Operations	• Business Ethics • Transparency, Accountability and Reporting • Responsible Use of Data, Data Privacy and Cyber Security

Our ESG strategy most closely aligns with the following United Nations Sustainable Development Goals:

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Environmental Sustainability

We are committed to advancing the sustainability of our business operations and minimizing our impact on the environment. We achieve this chiefly in two areas: reducing waste and energy consumption in our workplaces and through specialty financing of alternative energy projects. We have significantly reduced our physical footprint from 271,000 square feet in fiscal year 2020 to 216,000 square feet in fiscal year 2022.

•	We use a Digital Addressable Lighting Interface (DALI) system, which uses lighting management software to minimize electrical consumption, at our headquarters and some of our other offices.

•	In addition to recycling paper, plastic and glass at some of our offices, we have used Secure Enterprise Asset Management (SEAM) since 2016. SEAM provides certified, compliant and secure data destruction, electronics recycling, and asset recovery of business technology equipment. In fiscal year 2021, we recycled over 5,400 pounds of equipment.

•	We continually increase our use of online data and document management and storage, which has greatly reduced our paper usage.

•	In alignment with our Talent Anywhere strategy, we offer significantly more work-from-home options than we have in years past, resulting in lower greenhouse gas emissions associated with employees’ commutes.

Talent Anywhere

In response to the COVID-19 pandemic, we enabled our employees to work from home productively and updated our meeting protocols and have continued that practice. As of September 30, 2022, we had employees located in 40 states, the District of Columbia, and Ontario, Canada. We have evolved our “Talent Anywhere” recruitment strategy to source candidates in anchor geographic hubs with flexibility to hire across the country. This allows us to expand our talent pool to acquire the best talent available while encouraging the ability for interactivity in our hub locations to build connections and community. This reimagined recruiting strategy allows us to expand our reach beyond local candidates as a remote-enabled employer of choice.

Social Impact

As a Member of Our Communities

Our employees regularly volunteer their time and contribute to worthwhile causes. In calendar year 2022, Pathward employees self-reported that they volunteered more than 6,500 hours at non-profit organizations. In addition, Pathward, N.A. received an overall rating of Outstanding on its most recent Community Reinvestment Act performance evaluation in February 2020. To encourage our employees to contribute to the charitable causes they believe are important, we offer a matching gifts program to our employees.

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As an Employer

To continue delivering on our purpose of powering financial inclusion for all, it is crucial that we attract and retain diverse talent. To that end, we strive to make Pathward an inclusive, safe, and healthy workplace, with opportunities for our employees to grow and develop in their careers, supported by strong compensation, benefits, and health and well-being programs.

Diversity, Equity, and Inclusion

Our commitment to diversity, equity, and inclusion (“DEI”) is recognized by our Board of Directors, Executive Committee, DEI Steering Committee, and other leadership teams and extends to each Pathward employee. We collectively promote a culture that empowers our employees and fosters values of respect, inclusion, and belonging. Our DEI efforts are advanced by our employees who integrate it into our business and our core values: Lead by Example, Find a Better Way, Help Others Succeed, and Dare to be Great.

Employee Resource Groups

Employee Resource Groups (“ERGs”) are an important forum to foster overall employee engagement and help promote DEI. We had six active ERGs at Pathward in fiscal year 2022. In fiscal year 2022, 19% of our employee population participated in one or more ERGs, a strong level of support for a program that was significantly rebuilt after it languished in the early months of the pandemic when we moved to a largely remote work environment. ERGs are intended to provide employees with a safe space to bring their whole selves to work. These voluntary, employee-led groups encourage cross-collaboration between and among affinity groups to leverage synergies, encourage knowledge transfer and fuel business objectives. In addition, each ERG engages in community impact efforts, including organizing donation drives and volunteer events.

We currently have the following six ERGs:

•	Network of Women

•	Military Veteran Network

•	Black Employees Leading in Inclusion, Excellence, Vision, and Education (BELIEVE)

•	Community Impact

•	Pathward Gaming Network

•	Wellness, Mind and Body Health

Employee Snapshot

As of September 30, 2022, the average age of our employees and percentage of women and men were as follows:

DEI Governance

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Total Rewards

As part of our total rewards strategy, we aspire to offer and maintain market competitive total rewards programs for our employees that attracts and retains superior talent. In addition to healthy base wages, we offer other variable pay including an annual bonus or commission plan. We offer a 401(k) plan with a highly competitive company match. Our healthcare, insurance benefits, health savings and flexible spending accounts are equally competitive with a low-cost share for the employee. We understand how important it is that our employees have time away from work. To allow employees time to recharge, we offer paid time off, family leave, family care resources, flexible work schedules, adoption assistance, employee assistance programs, and other rest and family related benefits. We want our employees to be healthy and be able to bring their whole selves to the workplace.

Health and Well-being

The success of our business is fundamentally connected to the well-being of our people. Accordingly, we are committed to the health, safety, and wellness of our employees. We have continued the practice we started in 2021 when we became a fully remote-enabled employer. At that time, we instituted a work-from-home program allowing hybrid access to our offices while imposing safety protocols. We purchased laptops and related hardware for home-based employees who previously worked on desktop computers; we also provided employees with a stipend to enhance their at-home work experience. We follow local, state and federal regulations issued by the Occupational Safety and Health Administration and are prepared to implement any applicable workplace requirements. To demonstrate our commitment to health, safety and wellness, we provide our employees and their families access to a variety of flexible and convenient health and well-being programs. Those programs include medical, dental and vision benefits, accrued paid-time off, new-parent leave, paid time off for volunteering, matching gifts, and an employee assistance program.

Talent

Assessing talent and leadership development are critical areas to our talent pipeline strategy. We have continued to mature our enterprise talent management framework. This framework is used throughout Pathward to provide a cleaner view of our teams’ strengths and opportunities, by identifying capabilities needed to achieve our strategy and creating action plans to close gaps. This ensures our internal talent supply keeps pace with demand, that we invest in our workforce with intention, have our highest performing, highest potential employees applied to our most critical work, and are preparing today’s talent for tomorrow’s needs.

Our performance management program is an interactive practice that engages our employees by: aligning objectives at the enterprise level to drive individual goal setting; quarterly conversations designed to review progress and accomplishments and designate focus areas for the upcoming quarter; and measuring progress against objectives, alignment, and performance feedback throughout the year. We offer a variety of support to help team members and managers establish and meet personalized development goals, take on new roles and become better leaders.

As of the end of fiscal year 2022, the average tenure for our employees is approximately 4.92 years.

Corporate Governance

Our commitment to strong, transparent corporate governance and ethical business practices starts with our Board and the executive leadership team and extends throughout Pathward Financial.

•	We have a comprehensive Code of Business Conduct, which all employees and directors are required to certify that they have reviewed each year.
•	Our Board is composed of independent directors (except for our CEO) with an independent Board chair.
•	Our directors have a variety of relevant skills, knowledge, experience and perspectives.
•	Our Audit Committee, Compensation Committee, Nominating Committee, ESG Committee and Pathward, N.A.’s Risk Committee are composed of independent directors.
•	Our independent directors meet regularly in executive session throughout the year.
•	Our Board has adopted Corporate Governance Guidelines, which formalize critical policies.
•	We maintain strong enterprise risk management processes with Board oversight.
•	We proactively engage with our investors and stockholders.
•	We have robust stock ownership guidelines for directors and executive officers.
•	We have a formal clawback policy for the adjustment or recovery of incentive-based compensation awards to our officers in the event of an accounting restatement due to fraud or intentional misconduct or certain other detrimental conduct by the officer.
•	The Board and Committees complete annual self-assessments of their performance and capabilities.
•	The Board analyzes director skills annually to understand gaps and opportunities.

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Compensation of Directors

In order to attract and retain qualified directors, our practice is to set non-employee director compensation within a competitive range of pay at comparable companies. Generally, every two years, the independent compensation consultant presents a market pay benchmarking analysis relative to the same peer group used to assess executive officer compensation levels. The most recent competitive pay study was completed in December 2021. After reviewing the study, the Compensation Committee decided to increase the value of the non-employee director annual stock award to $150,000 and increase the stock ownership requirement to five times the non-employee director cash retainer for fiscal year 2022.

The following tables set forth compensation information for the fiscal year ended September 30, 2022, for Pathward Financial’s non-employee directors. Our CEO does not receive any additional compensation for serving as a director.

For Service on the Board:

	Pathward Financial	Pathward, N.A.
Member Retainer (cash)	$27,500	$22,500
Stock Awards(1) (shares)	2,800	N/A
Additional Retainers (cash):
Chair	$56,250	$18,750
Vice Chair	$15,000	$5,000

(1)	Directors are entitled to an annual stock award consisting of shares of Pathward Financial Common Stock valued at $150,000 on the grant date (rounded up to the nearest 50 shares) which resulted in a grant of 2,800 shares. These shares, which were awarded on February 23, 2022, vest after one year.

For Combined Service on Pathward Financial’s and Pathward, N.A.’s Committees:

	Audit Committee	Compensation Committee	Nominating Committee	ESG Committee	Risk Committee* (Pathward, N.A. only)
Member Retainer	$10,000	$9,500	$5,000	$5,000	$5,000
Chair Retainer	$21,000	$15,000	$12,000	$12,000	$12,000

*	During fiscal year 2022, the members of Pathward, N.A.’s Risk Committee were Kramer, Shulman and Zlatkus through November 17, 2021, and after November 17, 2021 the members were Shulman, Kramer and Stork.

Board members were also reimbursed for reasonable out-of-pocket expenses incurred in attending Board meetings and committee meetings, as well as continuing director education programs.

The annual retainers for Board and committee service are reviewed after each annual meeting of stockholders and were not changed after the last annual meeting of stockholders.

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Director Compensation for Fiscal Year 2022*

The following table presents the amounts paid to each of Pathward Financial’s non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Douglas J. Hajek	125,000	151,312	276,312
Elizabeth G. Hoople	71,500	151,312	222,812
Michael R. Kramer	67,000	151,312	218,312
Ronald D. McCray(2)	64,500	151,312	215,812
Frederick V. Moore	70,000	151,312	221,312
Becky S. Shulman	97,000	151,312	248,312
Kendall E. Stork	76,000	151,312	227,312
Lizabeth H. Zlatkus	65,000	151,312	216,312
Bradley C. Hanson(3)	0	51,500	51,500

*	Columns for “Option Awards,” Non-Equity Incentive Plan Compensation,” “Change in Pension Value and Non-Qualified Deferred Compensation Earnings,” and “All Other Compensation” have been omitted because they are not applicable.
(1)	Amounts reflect the aggregate grant date fair value of stock awards. The assumptions used in calculating these amounts are disclosed in Note 13 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (“fiscal year 2022 Annual Report on Form 10-K”).
(2)	McCray’s fiscal year 2022 fees were paid in shares in lieu of cash.
(3)	Hanson’s service as a member of the Pathward Financial Board ended as of the fiscal year 2021 annual meeting held on February 22, 2022.

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Stock Ownership

Except as otherwise noted, the following table presents information regarding the beneficial ownership of Pathward Financial Common Stock as of December 30, 2022, the record date for the Annual Meeting (the “Record Date”), by:

•	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than 5% of outstanding Pathward Financial Common Stock;
•	each director and director nominee of Pathward Financial;
•	each NEO of Pathward Financial named in the Summary Compensation Table appearing under “Executive Compensation” below; and
•	all of the current executive officers and directors of Pathward Financial as a group.

To our knowledge, the individuals named in the table below have sole voting power for all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the person’s percentage ownership, shares of Common Stock which a person has the right to acquire within 60 days of the applicable date, including through the exercise of options or other rights or the conversion of another security, are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. None of the shares listed below are pledged as security. Percentage ownership is based upon 28,211,239 shares of Common Stock outstanding on the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(2)	4,310,058	15.28%
The Vanguard Group, Inc.(3)	1,995,538	7.07%
Dimensional Fund Advisors LP(4)	1,470,493	5.21%
Named Executive Officers & Directors
Glen W. Herrick	112,525	0.40%
Brett L. Pharr	73,733	0.26%
Michael R. Kramer(5)	35,375	0.13%
Anthony M. Sharett	32,986	0.12%
Charles C. Ingram	22,576	0.08%
Elizabeth G. Hoople	22,550	0.08%
Becky S. Shulman	20,599	0.07%
Douglas J. Hajek	19,081	0.07%
Kendall E. Stork(6)	13,913	0.05%
Kia S. Tang(7)	9,477	0.03%
Frederick V. Moore	8,689	0.03%
Nadia A. Dombrowski	7,668	0.03%
Ronald D. McCray	6,694	0.02%
Lizabeth H. Zlatkus	5,500	0.02%
All Current Executive Officers and Directors of Pathward Financial as a group (15 persons)(8)	402,773	1.43%

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(1)	Except as otherwise indicated in the table, the address for each director and executive officer is c/o Pathward Financial, Inc., 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.
(2)	The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. The information with respect to BlackRock, Inc. was obtained from a Schedule 13F filed with the SEC by BlackRock, Inc. on November 14th, 2022.
(3)	The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The information with respect to The Vanguard Group was obtained from a Schedule 13F filed with the SEC by The Vanguard Group on November 14th, 2022.
(4)	The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746. The information with respect to Dimensional Fund Advisors LP was obtained from a Schedule 13F filed with the SEC by Dimensional Fund Advisors LP on November 10th, 2022.
(5)	Includes 9,850 shares held by a trust of which Kramer is the sole trustee and sole beneficiary, and 22,725 shares held by a trust of which Kramer’s spouse serves as the sole trustee and sole beneficiary.
(6)	Consists of shares held by a trust of which Stork is a co-trustee.
(7)	Tang’s employment ended on May 6, 2022.
(8)	Includes shares held directly, as well as jointly with family members or held by trusts, with respect to which shares Pathward Financial’s directors, director nominees and executive officers may be deemed to have sole or shared voting or investment power.

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Executive Officers

The following sets forth certain information regarding the executive officers of Pathward Financial, all of whom are members of the Pathward Financial Executive Committee. Information pertaining to Pharr, who is a director and the CEO of Pathward Financial and Pathward, N.A., may be found in the “Directors Continuing in Office” section of Proposal No. 1 above. The Board elects executive officers annually. For more information pertaining to the compensation of our executive officers, see” Executive Compensation” below.

GLEN W. HERRICK
Age: 60 Executive Officer since: 2013	Glen W. Herrick is the Executive Vice President and Chief Financial Officer of Pathward Financial and Pathward, N.A. Prior to joining Pathward in 2013, Herrick spent 20 years at Wells Fargo serving in various finance, treasury and risk management roles, including as CFO of Wells Fargo’s student loan division. Prior to Wells Fargo, Herrick served in various engineering and leadership roles with Ingersoll-Rand Company and the United States Army.

ANTHONY M. SHARETT
Age: 46 Executive Officer since: 2019	Anthony M. Sharett is the President of Pathward Financial and Pathward, N.A. Prior to being appointed to his current role in October 2021, Sharett was Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary from June 2020 to October 2021, and Executive Vice President and General Counsel from September 2019 to June 2020. Before joining Pathward Financial in September 2019, he held legal and business unit positions from October 2016 through August 2019 at Nationwide Mutual Insurance Company including as President of Nationwide Pet Insurance and Interim President for Nationwide Bank. Previously, Sharett was a partner at Baker Hostetler where he was the national co-leader of the firm’s Financial Services Practice Group. He serves on various nonprofit and advisory boards and is a member of Greater Phoenix Leadership.

CHARLES C. INGRAM
Age: 53 Executive Officer since: 2020	Charles C. Ingram is the Executive Vice President and Chief Technology and Product Officer of Pathward Financial and Pathward, N.A. Prior to being appointed to his current role in October 2021, Ingram was Executive Vice President, Chief Information Officer from March 2020 to October 2021. Before joining Pathward, Ingram served as Chief Product Officer at Nextiva from 2017 to 2019. He was Vice President of Information Technology at PetSmart from 2014 to 2017 and led Technology Innovation and Enterprise Architecture at Yum Brands from 2010 to 2014. Previously, Ingram was employed at Pfizer Pharmaceuticals and Wachovia Bank, serving in various global technology leadership roles across numerous divisions.

NADIA A. DOMBROWSKI
Age: 61 Executive Officer since: 2022	Nadia A. Dombrowski is the Executive Vice President and Chief Legal and Administrative Officer of Pathward Financial and Pathward, N.A. Before being appointed to her current role in November 2022, Dombrowski was Executive Vice President and Chief Legal Officer from January 2022 to November 2022. Before joining Pathward, Dombrowski was the Senior Vice President and General Counsel of Safrapay, a provider of small business banking and online payment solutions, from January 2020 to October 2021. Previously, from November 2015 through January 2020, Dombrowski was the Senior Vice President, General Counsel and Corporate Secretary for Community Federal Savings Bank. Dombrowski has also held senior legal leadership roles at MasterCard, Bank of America, and several start-up companies. In addition, Dombrowski was a partner at Davis Wright Tremaine LLP in the Financial Services and Payments practice groups.

SONJA A. THEISEN
Age: 41 Executive Officer since: 2021	Sonja A. Theisen is the Executive Vice President and Deputy Chief Financial Officer of Pathward Financial and Pathward, N.A. Before being appointed to her current role in November 2022, Theisen was Executive Vice President, Governance, Risk and Compliance from August 2022 to November 2022, Executive Vice President and Chief Governance, Risk and Compliance Officer from October 2021 to August 2022, Senior Vice President, Chief of Staff from February 2021 to October 2021, Senior Vice President, Chief Accounting Officer from September 2016 to February 2021, and Senior Vice President, Controller from December 2013 to September 2016. Prior to joining Pathward, Theisen held various positions at Great Western Bank, including as Senior Vice President, Finance Operations. Previously, Theisen was an Audit Manager at Eide Bailly, LLC and KPMG LLC.

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Proposal 2:

Advisory Vote on Executive Compensation (“Say-on-Pay”)

We are asking our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers (sometimes referred to as “NEOs”) as required pursuant to Section 14A of the Exchange Act. This non-binding advisory vote, commonly referred to as “Say-on-Pay,” is not intended to address any specific item of compensation, but instead relates to the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis and the Summary Compensation Table and related tables and narrative included in this proxy statement.

The Compensation Committee believes we have an effective compensation program that is designed to recruit, motivate and retain top quality executive leadership focused on attaining short-term and long-term corporate goals and increasing stockholder value. Through equity grants, each of our executive officers is aligned with the long-term interests of stockholders in increasing the value of Pathward Financial. Moreover, our performance-based compensation system links executive pay to Pathward Financial’s short- and long-term performance.

As an advisory vote, the Say-on-Pay resolution is not binding. The approval or disapproval of this proposal by stockholders will not require the Board or the Compensation Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address any stockholder approval or disapproval remains with the Board and the Compensation Committee. However, the Board values the opinions of our stockholders as expressed through their votes and other communications. Accordingly, the Board and the Compensation Committee will review and consider the results of the “Say-on-Pay” vote, the opinions of our stockholders, and other relevant factors in making future decisions regarding our executive compensation program.

We encourage you to read the Compensation Discussion and Analysis and the related compensation tables and narrative that follow. These sections describe our executive compensation policies and practices and provide detailed information about the compensation of our named executive officers.

The Board recommends a vote FOR the approval, on a non-binding advisory basis, of the executive compensation paid by Pathward Financial to its named executive officers and the following resolution:

“RESOLVED, that the compensation paid to Pathward Financial’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, footnotes and narrative discussion, is hereby APPROVED.”

It is expected that the next Say-on-Pay vote will occur at Pathward Financial’s Fiscal Year 2024 Annual Meeting of Stockholders.

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A Letter From our Compensation Committee

January 18, 2023

Dear Stockholders:

As members of the Compensation Committee of the Board of Pathward Financial, Inc., we are responsible for ensuring that our executive compensation program aligns the interests of our leadership team with those of Pathward Financial stockholders through our pay-for-performance philosophy. The executive compensation program has been designed to attract, retain, motivate and reward leaders who work to foster strong business results and promote Pathward Financial’s long-term success.

Solid Performance in Fiscal Year 2022 During a Year of Transition

In fiscal year 2022, Pathward Financial delivered strong earnings per share (“EPS”) growth while completing a landmark renaming and rebranding. Our new brand reinforces our commitment to providing a path forward for individuals and businesses to reach the next stage of their financial journey.

Pathward Financial focused during fiscal year 2022 on its optimization strategy to produce outsized returns to stockholders over the long term through a balanced focus on financial, operational and broader ESG areas. Some highlights include:

•	Continuing the execution of Pathward Financial’s strategy which centers around three key strategic initiatives:
–	Ensuring Pathward Financial holds a mix of earning assets, with an ongoing emphasis on growing its portfolio of higher-return assets;
–	Maintaining a high percentage of lower cost stable core deposits; and
–	Continuing to improve operating efficiencies and simplify the way it runs its business.
•	Delivering strong growth in financial results:
–	Pathward Financial reported net income of $156.4 million, or $5.26 per share, for the fiscal year ended September 30, 2022, compared to net income of $141.7 million, or $4.38 per share, for the fiscal year ended September 30, 2021.
–	For fiscal year 2022, Pathward Financial recognized return on average assets of 2.20% compared to 1.74% for the prior fiscal year period.
•	Executing on Pathward Financial’s succession plan for Glen Herrick, our long serving Chief Financial Officer (“CFO”), by announcing the appointment of Sonja Theisen, currently Deputy Chief Financial Officer, to succeed him effective April 30, 2023. Theisen, who joined Pathward in 2013, has held leaderships roles across the organization including Chief Accounting Officer, Chief of Staff, EVP, Chief Governance, Risk and Compliance Officer as well as EVP, Governance, Risk and Compliance prior to her current role.
•	Launching the rebranding of Pathward in October 2022 with the unveiling of the new corporate brand, marked by the transition to new names, Pathward Financial, Inc. and Pathward™, N.A. and the launch of Pathward, N.A.’s new website, Pathward.com.
•	Selling, as part of Pathward Financial’s strategy to continue to optimize interest-earning assets, the entirety of Pathward, N.A.’s student loan portfolio during the fourth quarter of fiscal year 2022.
•	In recognition of Pathward Financial’s focus on providing financial inclusion for all, the American Bankers Association (“ABA”) Foundation awarded Pathward, N.A. the 2022 Community Commitment Award during the ABA’s Annual Convention in October recognizing Pathward’s Community Impact Program which partners with organizations that provide resources for the unbanked and underbanked and aid to historically marginalized populations. The Community Impact Program delivers on Pathward’s purpose of powering financial inclusion for all ™ by lifting up the communities it serves.
•	Maintaining safe work environments through flexible remote-enabled work-from-home arrangements to meet the needs of employees, customers and communities, while allowing for hybrid access to Pathward’s offices under specified safety protocols.

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Pathward Financial’s success is due to our employees who continue to navigate new challenges while delivering on its primary financial and operational objectives. Reflecting Pathward Financial’s solid performance relative to challenging goals set at the start of the year, incentive funding was at 90% of target levels for financial measures and individual performance payouts varied based on the NEO’s contributions to strategic, operational and discretionary factors, reflecting our assessment (and, for NEOs other than the CEO, the CEO’s assessment) of each NEO’s individual performance and contributions. The overall payouts reflect our commitment to aligning incentive pay to be commensurate with our performance as determined by pre-established financial and individual performance measures with challenging target goals set at the start of the fiscal year.

90%	90%	Varies
Incentive plan payout for NEOs for EPS metric	Incentive plan payout for NEOs for ROA metric	Incentive plan payout for Strategic/ Discretionary assessment of an NEO’s performance

Planning for Fiscal Year 2023

During fiscal year 2022, the Compensation Committee met six times to administer the current compensation program and discuss the future of the compensation program. In consultation with our independent compensation consultant, we decided to make no changes for fiscal year 2023 to the incentive plans that were first implemented in fiscal year 2022. Additionally, we determined to set incentive plan financial target goals at levels above fiscal year 2022 actual results reflecting our commitment to continued profitable growth, while navigating the continued uncertainty in many of the markets in which Pathward Financial participates and recognizing the criticality of attracting, retaining and motivating key talent to drive long term stakeholder value.

**********

Pathward Financial operates in a highly competitive industry for executive talent, so we structure Pathward Financial’s pay program to attract, motivate and retain the critical talent it needs to deliver on its business strategy. We value feedback from our stockholders and continue to take actions to improve Pathward Financial’s pay program and enhance its compensation disclosure. We ask that you consider our overall approach to executive pay as you assess our pay program and its relationship to our strong performance this past year. We appreciate your continued support.

Respectfully, Pathward Financial, Inc. Compensation Committee Frederick V. Moore (Chair) Elizabeth G. Hoople Ronald D. McCray

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Executive Compensation

Compensation Discussion and Analysis for Fiscal Year 2022

The Compensation Committee of the Board has designed Pathward Financial’s executive compensation program to incentivize continued growth in stockholder value and retain key talent in the extremely competitive markets in which Pathward Financial does business. This Compensation Discussion and Analysis discusses the material elements of compensation for Pathward Financial’s named executive officers or “NEOs” for fiscal year 2022 and explains the Compensation Committee’s decisions.

Compensation for the six NEOs as of September 30, 2022 is discussed in this section.

There are six NEOs for fiscal year 2022 including the CEO, CFO, and the next three most highly compensated executive officers who were employed by Pathward Financial at the end of fiscal year 2022. We also included Kia Tang, a former executive officer whose employment with Pathward Financial was terminated during fiscal year 2022 and who would have each been one of the three most highly compensated executive officers (other than the CEO and CFO) if she had remained employed by Pathward until the end of the fiscal year.

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For the fiscal year ended September 30, 2022, the NEOs were:

Named Executive Officers

(1)	Pharr became CEO effective October 1, 2021.
(2)	Sharett became President effective October 1, 2021.
(3)	Ingram became Chief Technology and Product Officer effective October 1, 2021.
(4)	Dombrowski joined Pathward on January 6, 2022 as Chief Legal Officer and became Chief Legal and Administrative Officer effective November 16, 2022.
(5)	The employment of Tang ceased on May 6, 2022.

Executive Summary

Earned compensation for our NEOs is directly correlated to our performance. The 70% portion of annual incentive awards which is contingent on financial results was earned at 90% of target levels for fiscal year 2022, reflecting solid performance on the financial metrics relative to the challenging goals set at the start of the fiscal year. The Board and leadership team are particularly appreciative of our employees’ talents and efforts that yielded these financial results, while we were also commencing the implementation of our rebranding, navigating ongoing challenges due to industry and economic conditions and continuing to execute our ongoing business transformation.

Compensation Elements

For fiscal year 2022, the principal direct compensation components for the NEOs were base salary, annual incentive awards and long-term incentive awards. The following table shows the objectives and key features of each compensation element.

Pay Element	How Delivered	Objective	Key Features
• Base salary	• Cash	• Reward individual executive officers based on their qualifications, experience, and the value of the position to the organization	• Targets on average at market 50th percentile, with actual salaries above or below that level to reflect each individual’s performance, business impact, internal equity, and other factors
• Annual incentive awards	• Cash	• Reward executive officers for Pathward Financial’s annual performance compared to predefined corporate financial goals • Reward executive officers for achieving strategic and individual goals	• Financial results account for 70% of total target award, weighted between net income (45%) and return on assets (25%), with the remaining 30% based on a discretionary/strategic assessment of individual performance
• Long-term incentive awards	• Performance shares • Performance-contingent restricted stock

•  Reward executive officers for Pathward Financial’s long-term performance compared to predefined corporate financial goals, while recognizing ongoing economic and industry uncertainty

•  Align executive officers’ interests with multi-year stockholders’ interests

•  Facilitate retention

•  For fiscal year 2022, performance shares were based on three-year EPS results against target metrics. Earned shares cliff vest upon completion of the three-year assessment period.

•  Performance-contingent restricted stock awards vest upon satisfaction of an annual minimum capital goal, with ratable vesting over a three-year period

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Fiscal Year 2022 Performance Results and Pay Outcomes

Consistent with Pathward Financial’s focus on aligning pay and performance, a majority of the annual pay opportunity for NEOs is based on the achievement of specific company financial goals and other important strategic and individual measures and contributions.

The earning and payout of incentive awards (primarily in the form of equity for the CEO) to the NEOs reflects actual performance results achieved for the fiscal year. For fiscal year 2022, payouts under the annual incentive award plans for financial results were earned at 90% of target levels.

A significant portion of each executive officer’s target total compensation package is driven by performance-based compensation components to align their interests with those of our stockholders and to reward them for executing the business strategy to increase the value of Pathward Financial. As shown below, 77% of target compensation for the CEO, and 66% of target compensation (on average) for the other NEOs (excluding Tang), was performance-based and at-risk for fiscal year 2022.

Say-on-Pay

The Compensation Committee regularly considers the long-term interests of Pathward Financial’s stockholders in developing and administering the executive compensation and benefits program. This analysis is informed by the annual Say-on-Pay vote and periodic discussions with stockholders. At the February 2022 Annual Meeting of Stockholders, over 97% of the shares voted were in support of our “Say-on-Pay” proposal, which was an increase from the prior year’s approximately 94% support.

Pay and Governance Policies and Practices

Because the Compensation Committee and the Board value input from stockholders, we strive to ensure a constructive dialog on both executive compensation and corporate governance. For example, the Compensation Committee analyzes the results of the advisory Say-on-Pay vote from the prior year’s annual meeting of stockholders as one of many important considerations in reviewing the current officer pay programs and planning for the upcoming year.

Our approach to compensation is intended to encourage and reward executive officers for achieving and maintaining superior levels of performance that contribute to long-term stockholder value, while also complying with the federal rules and regulations governing financial institutions. As a result, the Compensation Committee regularly reviews our pay and governance programs with our independent compensation consultant and has adopted the following market executive pay and governance practices and policies:

•	Executive pay is linked to company performance through annual cash and long-term equity incentive awards
•	Target compensation includes a mix of annual and long-term incentives, cash and equity components, and fixed and variable pay
•	Executive pay and company performance are reviewed and compared to a relevant peer group of companies and other comparable companies that are regularly reviewed and updated as necessary
•	Executive officers must meet and maintain market-competitive minimum stock ownership requirements
•	NEOs do not have employment agreements and certain of our equity award grant agreements include double-trigger change-in-control provisions

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What we do	What we don’t do
Link over 50% of NEO target pay to company performance through annual cash and at-risk long-term equity incentive awards	No pay policies or practices that pose material adverse risk to Pathward Financial
Balance annual cash and long-term equity incentives and fixed and variable pay	No excise tax gross-ups related to change-in-control transactions
Compare executive compensation and company performance to relevant peer group companies	No minimum guaranteed cash performance-based incentive awards for regular incentive cycles
Require executive officers to meet minimum stock ownership requirements	No hedging or pledging of Pathward Financial Common Stock by officers and non-employee directors
Provide limited perquisites
Hire independent compensation consultants to advise the Compensation Committee and promote best governance practices
Consider both Pathward Financial and individual performance results to ensure differentiated effort and results are appropriately rewarded
Have a robust clawback policy

Compensation-Setting Process

Role of the Compensation Committee

The Compensation Committee reviews and approves annual salaries, annual cash incentive awards, and long-term equity incentive awards granted and paid to Pathward Financial’s executive officers, including the NEOs. The Compensation Committee reviews and considers equity compensation programs as it deems appropriate, with grants made under the Amended and Restated 2002 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).

The compensation approval process generally occurs between the last two months of the prior fiscal year and the first two months of the current fiscal year. Base salary adjustments and changes to target incentive award multiples are based on individual performance evaluations, the relevant metrics for company performance and updated available market compensation data regarding comparable positions. Cash and equity incentive award payouts, after completion of the specified performance assessment periods, are awarded by the Compensation Committee.

Role of the Compensation Consultant

Since May 2019, the Compensation Committee has engaged Pay Governance LLC (“Pay Governance”) on an annual basis as its independent compensation consultant to assist with executive and non-employee director compensation. Pay Governance helped the Compensation Committee prepare for fiscal year 2022 executive compensation decisions by reviewing the pay peer group, assessing executive officer and non-employee director pay against the peer group and other comparable companies, analyzing the annual cash and long-term equity incentive award plans, and summarizing current market trends. The Compensation Committee assessed Pay Governance’s independence in fiscal year 2022 and considers them to be independent with no conflicts of interest.

Competitive Assessment

Pathward Financial generally targets total pay opportunities within a competitive range near the 50th percentile for comparable companies for experienced executive officers who consistently meet performance expectations. Ultimate compensation positioning varies based on performance, experience, future potential, internal equity and other considerations, including specific individual factors. For example:

•	Target pay opportunities for newly promoted executive officers and those with less experience typically are below the market 50th percentile
•	Target pay opportunities for executives with significant experience, specialized skills and other unique characteristics typically are higher than the market 50th percentile
•	Actual incentive award payouts will vary from the target pay opportunities based on company and individual performance

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Recent annual incentive payouts reflect the outcome of our pay-for-performance philosophy, with payouts, as a percentage of target, varying commensurate with performance results relative to goals set at the start of the year. The last three years of annual incentive payouts for financial measures varied from 50% (fiscal year 2020), 200% (fiscal year 2021), and 90% (fiscal year 2022).

For assistance with setting fiscal year 2022 target pay levels, the Compensation Committee reviewed the target pay levels for a pay peer group developed with the input of Pay Governance and broader industry data at comparable companies. Selection of the comparator companies considered various factors, including industry, business mix, location, and size (assets and market cap). The peer group listed below, which reflects three removals and four additions from the fiscal year 2021 peer group, was one of many reference points used to help develop the fiscal year 2022 executive compensation program.

Following the sale of our community bank division to Central Bank in 2019, Pathward no longer has any traditional branch-based operations. This completed our shift from a traditional regional bank to a more diverse and complex national bank with a focus on financial technology that has different talent requirements. Given that the changes to Pathward Financial’s business model have occurred recently, there may be some differences to the comparator groups used by some institutional investors and proxy advisory firms. However, Pathward Financial believes the relevant market for talent to execute Pathward Financial’s business strategy is a peer group of direct competitors and other comparable companies that have similar commercial finance and payment businesses.

(1)	Reflects our fiscal year-end results as of September 30, 2022 and reflects our market cap as of September 30, 2022

FISCAL YEAR 2022 PEER GROUP

ACI Worldwide, Inc.	Enova International	Lending Club Corporation	TriState Capital Holdings, Inc.
Axos Financial, Inc.	Great Western Bancorp, Inc.	Live Oak Bancshares, Inc.	Triumph Bancorp, Inc.
Cardtronics plc	Green Dot Corporation	MoneyGram International, Inc.	World Acceptance Corporation
CURO Group Holdings Corp.	GreenSky, Inc.	The Bancorp, Inc.	WSFS Financial Corporation
Customers Bancorp, Inc.

Executive Compensation for Fiscal Year 2022

For fiscal year 2022, the components of compensation for our NEOs were:

•	Base salary
•	Annual cash incentive awards
•	Long-term equity incentive awards
•	Retirement benefits
•	Limited perquisites and other personal benefits

Base Salary

The Compensation Committee generally targets executive salaries to be within a competitive range of the 50th percentile of the market, considering each executive officer’s position, experience, demonstrated abilities, level of achievement, anticipated future performance, internal pay equity and other factors. For this purpose, the Compensation Committee’s review of the executive officer’s individual performance includes factors that demonstrate conformity with the responsibility for the safe and sound operation of a financial institution. The relevance of specific factors varies based on the individual position, but includes items such as compliance with internal policies, accepted business practices, regulatory requirements, observed leadership and administrative abilities, level of technical competence demonstrated in carrying out the responsibilities of the position, and ability to plan for and respond to changing circumstances.

Base salaries are reviewed annually, and the Compensation Committee makes adjustments if appropriate. Changes to base salaries are typically effective on October 1, which is the first day of the new fiscal year.

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For fiscal year 2022, NEO salaries were changed to reflect significant promotions (Pharr and Sharett) and market-based merit salary increases as follows:

Named Executive Officer	Fiscal Year 2021 Salary($)	Fiscal Year 2022 Salary($)	% Change
Brett L. Pharr	420,000	650,000	54.8%
Glen W. Herrick	488,520	525,000	7.5%
Anthony M. Sharett	395,187	500,000	26.5%
Charles C. Ingram	383,100	400,000	4.4%
Nadia A. Dombrowski(1)	N/A	400,000	N/A
Kia S. Tang(2)	375,000	400,000	6.7%
(1)	Dombrowski’s employment commenced on January 6, 2022.
(2)	Tang’s employment ended on May 6, 2022.

Annual Incentive Awards

The objective of the annual incentive program is to align payouts with our annual performance results. Effective fiscal year 2022, all annual incentives delivered to our NEOs are paid in cash.

For each of the NEOs, the Compensation Committee sets a threshold, target, and maximum aggregate amount of annual incentive compensation as a percentage of base salary based on market competitiveness, internal equity, level of responsibility and other factors. All of the NEOs’ annual awards are contingent on meeting corporate financial goals (weighted 70%) and discretionary/strategic goals (weighted 30%). Tang is not included in the remainder of this section as she did not receive any annual incentive award payout for fiscal year 2022 performance because her employment ended prior to the end of the fiscal year.

The threshold, target, and maximum award opportunities for the NEOs employed at the end of fiscal year 2022 are shown below:

Potential Annual Incentive Awards As A % Of Base Salary

Named Executive Officer	Threshold	Target	Maximum
Brett L. Pharr	42.50%	85.00%	157.25%
Glen W. Herrick	45.00%	90.00%	166.50%
Anthony M. Sharett	40.00%	80.00%	148.00%
Charles C. Ingram	30.00%	60.00%	111.00%
Nadia A. Dombrowski	30.00%	60.00%	111.00%

Annual Incentive Performance Metrics

For fiscal year 2022, annual incentive awards were determined based on the same metrics as the prior year, described below.

Performance Metric	Weighting	Why Metric Was Chosen
Net Income	45%	This is a foundational measure of our overall profitability
Return On Assets	25%	This efficiency measure is used to ensure that our investments achieve desired returns, reflecting our net income divided by average total assets
Discretionary/Strategic	30%	This component allows the Compensation Committee to qualitatively evaluate the management team on a number of strategic/individual measures on a discretionary basis, without allocating any specific percentages to these factors

Effective for fiscal year 2022, any annual incentive earned is paid entirely in cash for all NEOs. For the NEOs other than Herrick, annual incentive compensation for years prior to fiscal year 2022 was delivered in a mix of cash and time-vesting restricted stock awards. Those NEOs, however, did not receive for those prior years any additional long-term incentive compensation awards of performance-contingent restricted stock and performance share units. With the change to include

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all NEOs in those long-term incentive compensation awards for fiscal year 2022, the Compensation Committee believed that it was appropriate, as part of a balanced and competitive incentive compensation design, to deliver the fiscal year 2022 annual incentive all in cash.

Special circumstances may arise that merit discretionary adjustments that vary from the plan design of awards, such as if the performance of a single department disproportionately impacts the results for executive officers in other departments. The Compensation Committee will document the specific rationale for any such adjustments and share that information with the affected executive officer(s). There were no discretionary adjustments that varied from the plan design for fiscal year 2022.

Performance Goals and Actual Performance

The Compensation Committee established threshold, target, and maximum goals for Pathward Financial’s financial performance metrics, which provide 70% of the target incentive award opportunity. Target goals for these metrics were based on our long-term strategic plan. After comparing these performance goals to Pathward Financial’s actual fiscal year 2022 results for Net Income and Return on Assets (shown below), the Compensation Committee determined that performance was achieved at 90% of target for each financial measure. The results for Net Income and Return on Assets for incentive plan purposes are lower than Pathward Financial’s GAAP results due to the exclusion of most of the impact of the gain on sale and rebranding and separation expense which the Compensation Committee determined was appropriate because of these unusual nonrecurring events. The impact of this decision was that our NEOs ultimately received lower annual incentive award payouts than they would have received had GAAP results been used.

Company Performance Multiplier Calculation

Metric	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Payout level*
Net Income (Dollars in Thousands)	Actual $141,502
				90%
	$117,918	$147,398	$176,878
Return on Assets	Actual 2.01%
				90%
	1.67%	2.09%	2.51%
	Weighted payout for company financial performance			90%

*	When performance falls between two goal levels, the payout is calculated by linear interpolation.

The Discretionary/Strategic component provides the remaining 30% of the annual incentive awards and reflects a qualitative assessment of other financial, operational, and individual performance factors. The Discretionary/Strategic payout levels reflect consideration by the Compensation Committee and the CEO (except with respect to his own award) of various factors such as their contribution to company, business unit and functional results. In developing the payouts the Compensation Committee considered the individual performance assessments which covered key categories, as relevant for the officer, such as: Mission and Vision, Enterprise Performance; Business/Functional Unit; Leadership and Influence. Final assessments also considered challenges and opportunities arising during the year and the individual’s contributions to solutions, actions and other steps to best support Pathward Financial’s strategy, needs and objectives. To determine the CEO’s annual incentive award, the Board discussed the CEO’s performance during a meeting without the CEO in attendance.

Named Executive Officer	Discretionary Payout Multiplier (30% of Award Total)	Company Payout Multiplier (70% of Award Total)	Total Payout Multiplier (% of Target)
Brett L. Pharr	125%	90%	101%
Glen W. Herrick	110%		96%
Anthony M. Sharett	110%		96%
Charles C. Ingram	130%		102%
Nadia A. Dombrowski	130%		102%

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Annual Incentive Award Payouts

The total incentive awards paid to the NEOs whose employment continued through the end of fiscal year 2022 are shown below.

Named Executive Officer	Base Salary*	Target Incentive Level	Payout Multiplier	Actual Total Incentive*
Brett L. Pharr	$ 650	85%	101%	$ 555
Glen W. Herrick	525	90%	96%	454
Anthony M. Sharett	500	80%	96%	384
Charles C. Ingram	400	60%	102%	245
Nadia A. Dombrowski**	400	60%	102%	184
*	Dollar values are in thousands and rounded
**	Dombrowski joined Pathward on January 6, 2022, so her actual incentive payout was prorated.

Long-Term Incentive Awards

For fiscal year 2022, all of the NEOs received the same long-term incentive (“LTI”) awards, with the award opportunity designed as shown below.

Type of equity	Portion of whole LTI opportunity	Potential award amount	Vesting terms	Performance metrics
Performance shares	50%	0 to 200% of target	Cliff vest (to the extent earned) after completion of the three-year performance period	Annually-set EPS goals (EPS was chosen due to its foundational nature as a measure of our overall profitability)
Performance-contingent restricted stock	50%	0 to 100% of target	Vest ratably over three years if earned	Annual capital goal

Performance-Contingent Restricted Stock

For fiscal year 2022, the minimum annual capital goal of 8.0% was achieved for the performance-contingent restricted stock awards. As a result, the first one-third of the fiscal year 2022 performance-contingent restricted stock award vested; the remaining two-thirds of this award opportunity is based on performance for fiscal years 2023 and 2024. In addition, for Herrick who is the only NEO with a fiscal year 2021 performance-contingent restricted stock award, the 2022 portion of his prior year award vested based on the achievement of the minimum annual capital goal.

Performance Shares

The performance share EPS target goal was based on our long-term strategic plan. The EPS threshold goal was set at a level that the Compensation Committee determined would warrant an award of 50% of target and the maximum goal was set at a significant stretch level warranting a payout of 200% of target. The payout percentage will be interpolated for performance between levels (if above threshold). A similar process will be followed for setting the goals for fiscal years 2023 and 2024.

After comparing the EPS performance goals to Pathward Financial’s actual fiscal year 2022 results (shown below), the Compensation Committee determined that performance was achieved at 90% of target. The results for EPS for incentive plan purposes are lower than Pathward Financial’s GAAP results due to the exclusion of most of the impact of the gain on sale and rebranding and separation expense which the Compensation Committee determined was appropriate because of these unusual nonrecurring events. The impact of this decision was that our NEOs achieved a lower percentage of target performance than they would have achieved had GAAP results been used. Final payouts for the fiscal year 2022 to 2024 performance share award cycle will be determined at the end of the three-year assessment period in early fiscal year 2025.

Performance Share Calculation For Fiscal Year 2022 Award

Metric	Threshold	Target	Maximum
EPS, Year 1		Actual $4.71

	$3.92	$4.91	$5.89

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EPS was identified as the best measure for assessing our success in delivering long-term profitable growth. Due to our ongoing business transformation and continued economic and industry uncertainty, we will set EPS goals at the start of each fiscal year, which reflects the challenges of setting reasonable multi-year goals. The number of shares earned will be determined at the end of the three-year period (after fiscal years 2022 through 2024) based on the average of the three years’ payout factors resulting from EPS goal achievement.

The same fiscal year 2022 EPS goals and results apply to the second year of the fiscal year 2021 performance share award of which only Herrick is a participant.

Annually we reevaluate our officer pay program to ensure the design best aligns to our strategy for both the upcoming year and the applicable three-year periods. For the long-term incentive award opportunity, we expect to continue emphasizing performance-based awards through a mix of award types and measures and assessing performance over rolling three-year periods.

CEO Target Pay Setting and Performance Alignment

The past several years have been a period of significant change for Pathward Financial. In 2019, we finalized the sale of our community banking division to Central Bank, shifting from a traditional regional bank into a national bank with a focus on financial technology that supports Powering Financial Inclusion for All™. During this time, the scale of our commercial finance operations evolved significantly with the acquisition of Crestmark and its support for our financial technology and digital evolution.

Additionally, our leadership team has changed significantly. Brett Pharr, our CEO since October 1, 2021, is leading us into a new era of profitable growth. This change – from a traditional regional bank into a contemporary financial technology company – is aptly captured in our naming and rebranding as Pathward Financial. Driven by this mission, our executive officer compensation and incentive plans reflect our focus on creating long-term stakeholder value through financial and operational execution.

Peer Group Changes

In fiscal year 2019, our peer group had 23 companies that included many regional banks. Now, in fiscal year 2022, our peer group has been significantly reconstituted to reflect our evolving business strategy and contains companies that are primarily in the payments, commercial finance and similar businesses (which can be described as “fintech” companies). This change reflects our markets for business, talent and investors. As a result, our peer group no longer includes traditional regional banks and holding companies, which are far less complex than Pathward Financial and Pathward, N.A. and typically not a source of executive-level talent for Pathward.

Leadership Changes Including the CEO

Pathward Financial is led by innovative, thoughtful and forward-thinking leaders who have transformed Pathward from a traditional regional bank into a growing fintech company. This is reflected in the many changes that we have had in our list of NEOs as we have grown and evolved, including the CEO change at the start of fiscal year 2022. Over the last few years, we have had several senior leaders assume larger roles within the Company and have supplemented these leaders by key external recruitments to keep our team fresh and on the cutting edge to seize opportunities for future profitable growth.

CEO Target Pay Decreased and Remixed to Increase Weighting on Incentive-Based Pay

A prime example of our organizational changes is reflected in the CEO position’s target pay levels and mix. As the table on the next page shows, the CEO position’s target annual pay declined between the start of fiscal year 2020 for the prior CEO and fiscal year 2022 for the current CEO. Specifically, total target pay declined (from $3.5 million to $2.8 million) and the weighting of performance-based pay increased (from 75% to 77%), including the implementation of a separate multi-year long-term equity incentive award opportunity.

Summary Compensation Table Presents Compensation Differently Than How Decided by the Compensation Committee

The Summary Compensation Table does not clearly reflect the changes we have made to CEO target pay. Prior to fiscal year 2022, our current CEO received annual equity awards as part of the annual incentive program, in which equity awards were determined and granted after the end of the performance year. There was no separate long-term incentive award. As required by SEC rules, those annual equity awards appear as compensation in the Summary Compensation Table for the year of grant, not for the relevant performance year. For example, in the Summary Compensation Table for fiscal year 2022, the stock awards column includes both amounts received under the newly established long-term incentive award program for fiscal year 2022 and the grant date value of restricted stock awards made early in fiscal year 2022 as part of the fiscal year 2021 annual incentive program. The Summary Compensation Table presentation of compensation therefore differs from how the Compensation Committee viewed the CEO’s target annual pay opportunity when it decided on changes to the fiscal year 2022 pay design.

Fiscal Year 2022 Pay Is Highly Sensitive to Our Financial and Stock Price Performance

The CEO’s target pay is 23% in base salary and 77% in incentive award opportunities, of which the annual incentive is 20% and the long-term incentive is 57%. As a result of performance at the end of fiscal year 2022, the CEO’s potential realizable pay was 75% of the initial target grant date value. This reflects performance plan results for fiscal year 2022 and stock price decline of -43% from the fiscal year 2022 grant date of November 3, 2021 to September 30, 2022.

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	Brett L. Pharr			Prior CEO
	Target Pay	Target Mix	Realizable Pay*	Target Pay	Target Mix
Base Salary	$650,000	23%	$650,000	$866,745	25%
Annual Cash Incentive	$552,500	20%	$558,025	$866,745	25%
LTI Equity	$1,625,000	57%	$911,673	$1,733,490	50%
Target Total Direct Compensation	$2,827,500		$2,119,698	$3,466,980
*	Reflects annual cash incentive payout of 101% of target and equity value decline of 43% based on the closing stock price on September 30, 2022 of $32.96 relative to the grant price on November 2, 2021 of $57.77.

Benefits

Pathward Financial provides competitive core benefits to all employees, including the executive officers. Consistent with our pay-for-performance philosophy, we generally choose not to emphasize supplemental benefits for executive officers, preferring to provide greater incentive award opportunities instead. On a case-by-case basis and with prior approval by the Board, Pathward Financial may provide additional benefits, or allow new or newly promoted executive officers to continue their participation in previous benefit plans. These instances will vary by executive officer and often will be influenced by factors such as position, responsibility, tenure, performance, and the circumstances surrounding the executive officer joining Pathward Financial.

Retirement Benefits

During fiscal year 2022, most Pathward, N.A. employees, including the NEOs, participated in the Pathward, N.A. National Association 401(k) Plan (the “401(k) Plan”). The 401(k) Plan provides a 6% match, subject to Internal Revenue Service required limits for tax qualified plans.

The NEOs and many other senior level employees also participated in our Non-Qualified Deferred Compensation Plan (the “NQDC Plan”). The NQDC Plan is a supplemental benefit plan that provides for employer contributions to the extent the Internal Revenue Code limits the amounts that may be contributed to a participant’s qualified retirement plan account. Benefits payable under the NQDC Plan are designed to be taxable as ordinary income at the time of distribution. For additional details, see “Nonqualified Deferred Compensation Plans For Fiscal Year 2022.”

Prior to fiscal year 2022, the NEOs and many other senior level employees participated in the Supplemental Employees Investment Plan for Salaried Employees (the “Benefit Equalization Plan”) which similarly to the NQDC plan provided for employer contributions to the extent the Internal Revenue Code limits the amounts that may be contributed to a participant’s qualified retirement plan account. To modernize and unify our benefits offerings, we stopped making contributions to the Benefit Equalization Plan in fiscal year 2021 and instead began offering the NQDC Plan. Prior to fiscal year 2022, Pathward Financial also had an Employee Stock Ownership Plan which was terminated effective September 30, 2021.

Perquisites and Other Personal Benefits

Due to our emphasis on performance-based pay, particularly long-term incentives, we provide the NEOs with limited perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with Pathward Financial’s overall compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs.

Attributed costs of the perquisites and personal benefits for the NEOs for fiscal year 2022 are included in the All Other Compensation column of the “Summary Compensation Table” below. The costs shown are for items such as personal use of a company-paid country club membership, and tax gross-ups for non-cash perquisites, such as gift cards. These amounts are taxable income to the recipients. Pathward Financial generally receives a corresponding compensation deduction (subject to the limitations of Internal Revenue Code Section 162(m) described below).

Effective for fiscal year 2023, company-paid country club memberships are no longer offered as a perquisite to any of our NEOs.

Compensation Risk Analysis

The Compensation Committee has reviewed Pathward Financial’s compensation practices to ensure that the compensation structure, as designed and executed, does not motivate excessive risk-taking that could have a material adverse effect on Pathward Financial. After conducting the review, which included a summary analysis by the independent consultant, the Compensation Committee concluded that Pathward Financial’s incentive programs do not motivate or encourage unnecessary or excessive risk-taking. This conclusion reflected a review of various factors, such as Pathward Financial’s balanced pay philosophy; use of multiple incentive award types and performance measures aligned to company strategy, including the equity-based LTI that rewards performance over a three-year period; inclusion of caps on potential incentive payouts; and stock ownership guidelines. The Compensation Committee will continue to review and monitor our compensation programs to ensure they do not motivate excessive risk-taking that could have a material adverse effect on Pathward Financial.

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Compensation-Related Policies

Stock Ownership Guidelines

Pathward Financial has adopted stock ownership guidelines that require executive officers to hold equity valued at a specified multiple of annual base salary. Executive officers have five years from the date they become subject to these guidelines to comply. Holdings counted toward the guidelines include: (1) shares of stock owned individually and by immediate family members residing in the same household; (2) shares held in trust for the benefit of the executive officer or his or her immediate family residing in the same household; (3) shares held through Pathward Financial’s benefit plans; and (4) unvested time-vesting restricted stock and stock units granted under the Omnibus Incentive Plan. All the NEOs whose employment is continuing have either achieved the minimum stock ownership requirement or are making appropriate progress toward their ownership requirement.

Named Executive Officer	Stock Ownership Target as a Multiple of Salary
Brett L. Pharr	5x
Glen W. Herrick	3x
Anthony M. Sharett	3x
Charles C. Ingram	1x
Nadia A. Dombrowski	1x

Clawback Policy

Pathward Financial has a “clawback” policy that applies to our officers. Under this policy, in the event (i) Pathward Financial is required to prepare an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws where an officer engaged in fraud or intentional misconduct that materially contributes to the accounting restatement or (ii) an officer engages in certain “detrimental conduct” (as defined in the policy) that does not result in an accounting restatement, Pathward Financial may seek recovery of any overpayment of cash and/ or equity incentive-based compensation that was granted after adoption of the policy. At the appropriate time, the clawback policy will be reviewed and updated to comply with the recently issued Exchange Act Rule 10D-1 and any implementing regulations adopted by NASDAQ.

No Pledging and Hedging of Company Stock

Pursuant to Pathward Financial’s Insider Trading Policy, directors, executive officers and certain other employees and other individuals, including contractors and consultants, who have access to material nonpublic information concerning Pathward Financial, are prohibited from engaging in short-term transactions involving, and short sales of, Pathward Financial Common Stock. These specified individuals also are prohibited from purchasing Pathward Financial Common Stock on margin, borrowing against Pathward Financial Common Stock held in a margin account, pledging Pathward Financial common stock as collateral for a loan, or engaging in any transactions to hedge or offset any decrease in the market value of Pathward Financial Common Stock. For any covered individual, these restrictions extend to family members, other individuals living in the same household, and entities over which they exercise control.

Tax Considerations

Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to certain covered employees (generally including the NEOs) in any calendar year. As a result, compensation paid in excess of $1 million to our NEOs, generally, will not be deductible. The Compensation Committee designs compensation programs that are intended to be in the best long-term interests of Pathward Financial and our stockholders, with deductibility of compensation being one of several factors taken into account.

Post-Employment: Change in Control and Severance Arrangements

Under the terms of Pathward Financial’s equity-based compensation plans and severance policies that were effective as of September 30, 2022, including the Executive Severance Pay Policy, the NEOs are entitled to payments and benefits on the occurrence of specified events, including termination of employment and a change in control of Pathward Financial. The Compensation Committee analyzed the terms of similar arrangements for comparable executive officers at Pathward Financial’s peers in determining an appropriate level of compensation and benefits in the event of a change in control or separation of employment. Additionally, the Compensation Committee considered market practices and recommended pay practices by institutional investor advisory firms, including requiring double triggers for certain severance benefits and vesting of equity.

An estimate of the compensation that would have been payable had change-in-control terms been triggered as of 2022 fiscal-year end under Pathward Financial’s Executive Severance Pay Policy, are described in the section entitled “Potential Payments Upon Termination or Change in Control.”

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Compensation Tables

The following table sets forth compensation information for each of the fiscal years ended September 30, 2020, 2021, and 2022, for Pathward Financial’s NEOs, as applicable.

Summary Compensation Table(1)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Brett L. Pharr CEO	2022	650,000	–	2,556,981	555,263	49,189	3,811,432
	2021	420,000	–	106,323	466,000	38,453	1,030,775
	2020	367,423	–	213,354	76,973	17,127	674,877
Glen W. Herrick EVP and CFO	2022	525,000	–	839,988	453,600	72,494	1,891,082
	2021	488,520	–	881,678	678,000	146,094	2,194,293
	2020	474,300	–	657,327	190,000	203,467	1,525,094
Anthony M. Sharett President	2022	500,000	–	1,166,030	384,000	35,530	2,085,560
	2021	395,187	–	242,740	292,000	27,546	957,473
	2020	367,385	–	107,280	77,477	2,334	554,476
Charles C. Ingram EVP and Chief Product and Technology Officer	2022	400,000	–	759,052	244,800	20,975	1,424,826
	2021	383,100	–	432,092	319,000	24,407	1,158,599
	2020	180,289	–	–	38,672	300	219,261
Nadia A. Dombrowski EVP and Chief Legal and Administrative Officer	2022	280,000	50,000	280,027	183,600	14,891	808,517
Kia S. Tang Former EVP and Chief People and Inclusion Officer	2022	260,673	–	448,081	–	268,886	977,577
	2021	216,346	100,000	440,400	208,000	6,352	971,098
(1)	The positions listed were those held as of September 30, 2022, with the exception of Tang who left Pathward on May 6, 2022. As of October 1, 2021, Pharr was appointed Chief Executive Officer of Pathward Financial Group and Pathward N.A., and Sharett was appointed President of Pathward Financial Group and Pathward N.A.
(2)	The amounts included under the Stock Awards column reflect the grant date fair value of stock awards granted in the fiscal year indicated. The assumptions used in the calculation of these amounts are disclosed in Note 13 to the Consolidated Financial Statements included in our fiscal year 2022 Annual Report on Form 10-K. For additional information about the awards granted in fiscal year 2022, see the Grants of Plan-Based Awards Table. The following provides additional information:

•

The amounts in this column do not necessarily correspond to the pay-for-performance compensation decisions made by the Compensation Committee for the fiscal years reflected therein, for two reasons:

–

For certain of the NEOs, the amount for a given fiscal year includes awards granted under the previous incentive compensation program, in which restricted stock awards were granted early in the fiscal year as part of the annual incentive award made for performance in the preceding fiscal year. Under the new incentive compensation program which began with fiscal year 2022 (or fiscal year 2021 for Herrick), NEOs no longer receive any portion of their annual incentive award as restricted stock.

–

For fiscal year 2022, the amount in this column for each of the NEOs (except Herrick) includes the grant date fair value for both (i) the restricted stock award granted early in fiscal year 2022 under the previous incentive compensation program as part of the annual incentive award for performance in fiscal year 2021 and (ii) the performance-contingent restricted stock and performance share unit awards granted under the new long-term incentive compensation program for fiscal year 2022. This same pattern of overlapping awards occurred for Herrick in fiscal year 2021, when he made an early transition to the new incentive compensation program.

•

See the Compensation Discussion and Analysis for additional information about the fiscal year 2022 annual and long-term incentive compensation awards for the NEOs.

•

Performance share units granted in a fiscal year are included based on the assumption that target performance is probable. For the performance share units granted for fiscal year 2022, the grant date value of the performance share awards if performance was assumed at maximum (200%) would have been as follows: Pharr, $1,625,013; Herrick, $840,052; Sharett, $800,017; Ingram, $239,982; Dombrowski, $167,668; and Tang, $239,982.

•

Performance contingent restricted stock awards are included upon the assumption that it is probable the applicable capital goals will be achieved.

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(3)	Amounts included under the Non-Equity Incentive Compensation column reflect the cash portion of the annual incentive award earned for the fiscal year indicated. As discussed in the Compensation Discussion and Analysis, effective fiscal year 2022 (and fiscal year 2021 for Herrick), the entire annual incentive award is delivered as a cash award. Under the previous compensation program used in prior years, a portion of the annual incentive award was delivered as a cash award and a portion was delivered as a restricted stock award which was included in the Stock Awards column for the year in which it was granted, rather than the performance year in which it was earned.
(4)	The following provides additional information about amounts included in the All Other Compensation column for fiscal year 2022.

•  For Pharr, the amount includes $17,400 as a company contribution to the Pathward National Association 401(k) Plan, $25,111 as a company contribution to the Benefit Equalization Plan, $6,578 in dividends paid on unvested restricted stock shares, and $100 in cell phone reimbursements.

•  For Herrick, the amount includes $25,257 as a company contribution to the Benefit Equalization Plan, $17,592 in dividends paid on unvested restricted stock shares, $17,400 as a company contribution to the Pathward National Association 401(k) Plan, and $12,245 for the personal portion of country club membership costs.

•  For Sharett, the amount includes $17,424 as a company contribution to the Benefit Equalization Plan, $3,965 in dividends paid on unvested restricted stock shares, $12,701 as a company contribution to the Pathward National Association 401(k) Plan, and $1,440 for cash payment in lieu of participation in the company’s group health insurance plan.

•  For Ingram, the amount includes $17,757as a company contribution to the Pathward National Association 401(k) Plan, $3,118 in dividends paid on unvested restricted stock shares, $100 in cell phone reimbursements.

•  For Dombrowski, the amount includes $13,906 as a company contribution to the Pathward National Association 401(k) Plan, $145 in dividends paid on unvested restricted stock shares, and $840 for cash payment in lieu of participation in the company’s group health insurance plan.

•  For Tang, the amount includes $12,395 as a company contribution to the Pathward National Association 401(k) Plan, $1,427 in dividends paid on unvested restricted stock shares, $100 in cell phone reimbursements, and $254,964 in severance payments.

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Grants of Plan Based Awards(1)

The following table sets forth information concerning awards made during the fiscal year ended September 30, 2022, for Pathward Financial’s NEOs.

		Cash				Equity
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Type of Award(2)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Brett L. Pharr	FY21RSA-1	11/2/2021							16,133	932,003
	FY22PSU	11/2/2021				7,123	14,247	28,494		812,500
	FY22RSA	11/2/2021					14,064			812,477
	CASH		276,250	552,500	1,022,125
Glen W. Herrick	FY22PSU	11/2/2021				3,682	7,365	14,730		420,000
	FY22RSA	11/2/2021					7,270			419,988
	CASH		236,250	472,500	874,125
Anthony M. Sharett	FY21RSA-1	11/2/2021							6,335	365,973
	FY22PSU	11/2/2021				3,507	7,014	14,028		400,000
	FY22RSA	11/2/2021					6,924			400,000
	CASH		200,000	400,000	740,000
Charles C. Ingram	FY21RSA-1	11/2/2021							5,522	319,006
	FY22PSU	11/2/2021				1,052	2,104	4,208		120,000
	FY22RSA	11/2/2021					2,077			119,988
	FY22ADD-1	11/2/2021							3,463	200,058
	CASH		120,000	240,000	444,000
Nadia A. Dombrowski	FY22PSU	1/6/2022				735	1,470	2,940		90,000
	FY22RSA	1/6/2022					1,453			89,999
	FY22ADD-2	7/28/2022							2,942	100,028
	CASH		90,000	180,000	333,000
Kia S. Tang	FY21RSA-1	11/2/2021							3,601	208,030
	FY22PSU	11/2/2021				11,052	2,104	4,208		120,000
	FY22RSA	11/2/2021					2,077			119,988
	CASH		120,000	240,000	444,000
(1)	Amounts presented under “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” reflect the range of what was eligible to be earned based upon performance. Please see the Compensation Discussion and Analysis for Fiscal Year 2022 section of this document for discussion of cash and equity amounts granted or earned during fiscal year 2022.

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(2)	Type of Award	Description
	CASH	Fiscal year 2022 annual incentive award opportunity (all cash)
	FY21RSA-1	Time vesting restricted stock award granted as part of the fiscal year 2021 annual incentive award, vesting in thirds on November 2, 2021, and on each October 16, 2022 and 2023
	FY21RSA-2	Performance contingent restricted stock award granted as part of fiscal year 2022 long-term incentive, vesting in thirds on each September 30, 2021, 2022, and 2023 (subject to meeting minimum capital requirements)
	FY22PSU	Three-year cliff vesting performance share unit award granted as part of fiscal year 2022 long-term incentive for the performance period beginning October 1, 2021, with vesting date of September 30, 2024
	FY22RSA-2	Performance contingent restricted stock award as part of fiscal year 2021 long-term incentive, vesting in thirds on each September 30, 2021, 2022 and 2023
	FY22ADD-1	Time vesting restricted stock award vesting in thirds on each October 16, 2022, 2023, and 2024
	FY22ADD-2	Time vesting restricted stock award vesting in thirds on each 2023, 2024, and 2025
(3)	Represents fiscal year 2022 cash incentive award opportunity. See Compensation Discussion and Analysis – Annual Incentive Awards for additional details.
(4)	Represents the award opportunity for the FY22PSU and FY22RSA awards. See Compensation Discussion and Analysis – Long Term Incentive Awards for additional details.
(5)	Amounts in this column reflect the aggregate grant date fair value of awards. The assumptions used in the calculation of these amounts are disclosed in Note 13 to our Consolidated Financial Statements included in our fiscal 2022 Annual Report on Form 10-K.

Outstanding Equity Awards at Fiscal Year-End 2022

The following table sets forth information as of September 30, 2022, concerning unvested stock awards held by Pathward Financial’s NEOs.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Brett L. Pharr	21,963	(3)	723,900	23,148	762,958
Glen W. Herrick	70,583	(4)	2,326,449	34,077	1,123,178
Anthony M. Sharett	12,194	(7)	401,914	11,396	375,612
Charles C. Ingram	15,083	(6)	497,136	3,418	112,657
Nadia A. Dombrowski	2,942	(5)	96,968	2,389	78,741
Kia S. Tang	–		–	3,418	112,657
(1)	The dollar value of the awards is calculated using the closing market price of $32.96 per share of our unrestricted common stock on September 30, 2022.

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(2)	Performance share units are reflected based on actual performance through the most recent fiscal year plus assumed target performance for future fiscal years in the applicable performance period. Performance contingent restricted stock awards are reflected based on assumed target performance for the remainder of the performance period. Performance share units will vest, to the extent earned based on performance, in the fiscal quarter immediately following the completion of the applicable three-year performance period – i.e., on September 30, 2023 for the fiscal year 2021 PSUs and on September 30, 2024 for the fiscal year 2022 PSUs. Performance contingent restricted stock awards vest ratably in one-third increments over a three-year period if Basel III capital ratios are maintained. For a full discussion of the Company’s performance-based awards, please see the Compensation Discussion and Analysis section.

Name	Type of Award	Description	Shares/ Units (#)	Vesting Date(s)
Brett L. Pharr	FY22RSA	Performance contingent restricted stock award	9,376	September 30, 2023 and 2024
	FY22PSU	Performance share unit award	13,772	September 30, 2024
Glen W. Herrick	FY21RSA-2	Performance contingent restricted stock award	1,723	September 30, 2023
	FY21PSU	Performance share unit award	20,388	September 30, 2023
	FY22RSA	Performance contingent restricted stock award	4,846	September 30, 2023 and 2024
	FY22PSU	Performance share unit award	7,120	September 30, 2024
Anthony M. Sharett	FY22RSA	Performance contingent restricted stock award	4,616	September 30, 2023 and 2024
	FY22PSU	Performance share unit award	6,780	September 30, 2024
Charles C. Ingram	FY22RSA	Performance contingent restricted stock award	1,384	September 30, 2023, and 2024
	FY22PSU	Performance share unit award	2,034	September 30, 2024
Nadia A Dombrowski	FY22RSA	Performance contingent restricted stock award	968	September 30, 2023, and 2024
	FY22PSU	Performance share unit award	1,421	September 30, 2024
Kia S. Tang	FY22RSA	Performance contingent restricted stock award	1,384	September 30, 2023 and 2024
	FY22PSU	Performance share unit award	2,034	September 30, 2024

(3)	Of these shares, 4,000 shares vest on each February 25 for years 2023 and 2024; 2,000 shares vest on October 15, 2022; 1,209 shares vest on October 16, 2022; and 5,377 shares vest on October 16 for years 2022 and 2023.
(4)	Of these shares, 22,500 shares vest on each October 1 for years 2022 through 2024; and 3,084 shares vest on October 16, 2022.
(5)	Of these shares, 484 shares vest on each September 30, 2023 and 2024; 981 shares vest on each October 16, 2023 and 2024; and 980 shares vest on October 16, 2025.
(6)	Of these shares, 440 shares vest on October 16, 2022; 2,500 shares vest on each October 16, 2022 through 2024; 1,840 shares vest on each October 16, 2022 and 2023; 1,155 shares vest on October 16, 2022; and 1,154 shares vest on each October 16, 2023 and 2024.
(7)	Of these shares, 2,000 shares vest on September 23, 2023; 2,000 shares vest on October 15, 2022; 971 shares vest on October 16, 2022; 1,000 shares vest on each October 16 for years 2022 through 2024; 2,112 shares vest on October 16, 2022; and 2,111 shares vest on October 16, 2023.

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Option Exercises and Stock Vested for Fiscal Year 2022

The following table sets forth information concerning restricted stock awards held by Pathward Financial’s NEOs that were exercised or became vested, as applicable, during the fiscal year ended September 30, 2022. As none of the NEOs have any outstanding stock option awards, no stock options were exercised or became vested during the fiscal year ended September 30, 2022.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Brett L. Pharr	18,341	945,827
Glen W. Herrick	36,330	1,944,652
Anthony M. Sharett	10,393	503,839
Charles C. Ingram	5,475	307,859
Nadia A. Dombrowski	485	15,986
Kia S. Tang	11,794	547,868
(1)	Reflects the market value of the stock awards on the date of vesting, which for each of the awards equals the per share closing price of Pathward Financial Common Stock as reported by the NASDAQ Stock Market on the vesting date (or the previous Friday if the vesting date falls on a weekend).

Nonqualified Deferred Compensation Plans

Nonqualified Deferred Compensation Plans for Fiscal Year 2022

Name	Plan Name	Executive Contributions in FY2022 ($)	Pathward Contributions in FY2022 ($)(1)	Aggregate Earnings in FY2022 ($)	Aggregate Withdrawals/ Distributions in FY2022 ($)	Aggregate Balance at September 30, 2022 ($)
Brett L. Pharr	NQDC Plan	–	25,110	(5,600)	–	25,916
	Benefit Equalization Plan	–	–	–	–	–
Glen W. Herrick	NQDC Plan	–	25,257	(97,287)	–	484,757
	Benefit Equalization Plan	–	–	–	–	–
Anthony M. Sharett	NQDC Plan	–	17,424	(4,099)	–	13,325
	Benefit Equalization Plan	–	–	–	–	–
Charles C. Ingram	NQDC Plan	–	–	–	–	–
	Benefit Equalization Plan	–	–	–	–	–
Nadia A. Dombrowski	NQDC Plan	–	–	–	–	–
	Benefit Equalization Plan	–	–	–	–	–
Kia S. Tang	NQDC Plan	–	–	–	–	–
	Benefit Equalization Plan	–	–	–	–	–
(1)	Pathward contributions to the NQDC Plan are reported as “All Other Compensation” in the Summary Compensation Table.

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The table above shows information regarding the NEOs’ benefits under the NQDC Plan and the prior Benefit Equalization Plan. As discussed under “Retirement Benefits” in the Compensation Discussion and Analysis, we stopped making contributions to the Benefit Equalization plan in fiscal year 2021 to modernize and unify our benefits offerings, and contributions are now being made to the NQDC Plan that became effective for fiscal year 2022. Previously credited balances under the Benefit Equalization Plan will continue to be administered under the Benefit Equalization Plan until paid.

The NQDC Plan

The NQDC Plan is a supplemental benefit plan by which NEOs and certain other eligible employees may receive discretionary employer contributions. The contributions are intended to make up for Internal Revenue Code limits on the amounts that may be contributed to a participant’s qualified retirement plan account. Pursuant to the terms of the NQDC Plan, such contributions are considered immediately vested.

The NQDC Plan is an unfunded, unsecured arrangement. Similar to the Benefit Equalization Plan (described below), amounts credited are adjusted for earnings based on the participant’s election from a menu of notional investment choices based on publicly available mutual funds covering a range of investment categories, including target date funds. A participant may elect when they commence participation in the NQDC Plan to receive their account balance upon separation from service via a single, lump sum payment or a series of installment payments over the course of 10 years or less, unless such account balance is equal to or less than $50,000 or the separation of service is due to the participant’s death or disability, in which case the account will be distributed in a single, lump sum payment. In certain cases, payments may be subject to a 6-month payment delay upon separation from service to comply with applicable tax laws. NQDC Plan participants may also apply for distribution of their account balance via a single, lump sum payment upon the occurrence of an unforeseeable emergency, as defined by the NQDC Plan. All benefits paid pursuant to the NQDC Plan are designed to be taxable as ordinary income at the time of distribution.

The Benefit Equalization Plan

The Benefit Equalization Plan is a supplemental benefit plan by which, prior to fiscal year 2022, NEOs and certain other eligible employees were credited with employer contributions analogous to the matching employer contributions that they were eligible to receive under the 401(k) Plan, subject to annual Internal Revenue Code limits on deferrals to qualified plans.

The Benefit Equalization Plan is an unfunded, unsecured arrangement, though it resembles the 401(k) Plan in that the amounts credited are adjusted for earnings based on the participant’s election from a menu of notional investment choices based on publicly available mutual funds covering a range of investment categories, including target date funds. Although a participant in the Benefit Equalization Plan is considered immediately vested in any amounts credited to their account, such account will only be paid in a single lump sum payment when the participant separates from service with Pathward Financial, subject to a 6-month payment delay for certain participants (including the NEOs) to comply with applicable tax laws.

Potential Payments Upon Termination or Change in Control

Pathward Financial and Pathward, N.A. has adopted an Executive Severance Pay Policy (the “Severance Policy”) that first became effective for fiscal year 2022. The Severance Policy applies to the CEO, President, Executive Vice Presidents who sit on the Executive Committee, and other select employees identified by the CEO and approved by the Compensation Committee (each, an “Eligible Employee”). Herrick was previously employed by Pathward pursuant to an Employment Agreement that terminated on November 1, 2021, at which time the Severance Policy became his sole source of eligibility for severance pay and benefits.

The Severance Policy provides that if the involuntary termination of an Eligible Employee occurs without Cause (as defined in the Severance Policy), and not in connection with a change-in-control (as defined in the Severance Policy), the Eligible Employee will be entitled to: (1) equal consecutive cash installment payments over a period of 12 months (24 months for the CEO) in a cumulative amount equal to 100% (200% for the CEO) of the Eligible Employee’s annual base salary, plus 100% (200% for the CEO) of the Eligible Employee’s annual target cash bonus; (2) the continuation of certain medical benefits for one year (two years for the CEO); (3) continued vesting of the unvested equity awards previously granted to the Eligible Employee (subject to performance results for the applicable performance periods), except if the termination occurs within 6 months of the fiscal year in which an equity award was granted, in which case such equity award grants shall be forfeited; and (4) payment of up to $10,000 for employee outplacement services.

If the involuntary termination of an Eligible Employee occurs without Cause, but in connection with a change-in-control , the Eligible Employee will be entitled to: (1) a lump-sum cash payment no later than 75 days following the termination in an amount equal to 100% (200% for the CEO) of the Eligible Employee’s annual base salary, plus an amount equal to 100% (200% for the CEO) of the Eligible Employee’s annual target

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cash bonus; (2) the continuation of certain medical benefits for one year (two years for the CEO); (3) full vesting of the unvested equity awards previously granted to the Eligible Employee; and (4) payment of up to $10,000 for employee outplacement services.

The Severance Policy conditions all payments and benefits upon an Eligible Employee’s execution of a release in favor of Pathward, which includes non-disparagement covenants, and a non-solicitation obligation which applies to Pathward’s customers, employees, and third-party relationships for a period of 12 months following the termination of the Eligible Employee’s employment.

In addition, award agreements for performance-contingent restricted stock awards, performance share units, and other awards of restricted stock granted under the Omnibus Incentive Plan generally provide for immediate or continued vesting of such awards (subject to the achievement of applicable performance goals in the case of performance-contingent restricted stock awards and performance share units) in case of termination of service by death, disability, or retirement, so long as the termination of service occurs at least six months after the beginning of the fiscal year in which such award was granted. “Retirement” for this purpose means a voluntary termination after having either (i) attained age 65, or (ii) attained a combined age and years of service equal to at least 70. As of the end of fiscal year 2022, none of the NEOs were eligible for retirement. Apart from any termination of employment, the award agreements and the terms of the Omnibus Incentive Plan also provide for full vesting of the awards if, upon a change in control of Pathward Financial, such awards are unvested and have not otherwise terminated.

The following table sets forth the payments and benefits that would be due and payable to the NEOs (other than Tang) under the Severance Policy and the terms of their outstanding equity awards in the following scenarios (assuming such event occurred on September 30, 2022): (i) a termination of employment due to death or disability, (ii) a retirement (if eligible), (iii) an involuntary termination without cause and not in connection with a change in control, (iv) an involuntary termination without cause and in connection with a change in control, and (v) a change in control (without any accompanying termination of employment). The value for vesting of equity awards in the table is based on the closing price of our common stock on the last day of the most recent fiscal year (September 30, 2022), $32.96 per share, and assumes future performance goals would be achieved at target. An NEO who experienced a voluntary termination (not retirement-eligible) or a termination for cause would not receive any of the payments or other benefits described in the table below and would forfeit all unvested equity awards. Notwithstanding the foregoing, all listed NEOs would still be eligible to receive other payments and benefits in which they were already vested at the time of termination, under any employment contract, plan or other arrangement with Pathward Financial, including amounts under retirement programs, in accordance with their terms (the “non-severance benefits”). Such non-severance benefits are not detailed in this section.

Compensation paid to NEOs, including under any employment contract, plan, or retirement program, is also subject to certain regulatory requirements regarding the payment of compensation to such NEOs and may be subject to clawback provisions under certain circumstances.

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Name	Benefit	Death or Disability ($)(1)	Retirement ($)(2)	Termination without Cause not in connection with a Change of Control ($)(3)	Termination without Cause in connection with a Change of Control ($)(4)	Change of Control ($)(5)
Brett L. Pharr	Cash Payment(s)	–	–	2,405,000	2,405,000	–
	Vesting of Equity Awards	1,203,864	–	1,203,864	1,203,864	1,203,864
	Medical Benefits	–	–	29,785	29,785	–
	Outplacement Services	–	–	10,000	10,000	–
	TOTAL	1,203,864	–	3,648,649	3,648,649	1,203,864
Glen W. Herrick	Cash Payment(s)	–	–	997,500	997,500	–
	Vesting of Equity Awards	1,934,389	–	2,606,378	2,606,378	2,606,378
	Medical Benefits	–	–	22,799	22,799	–
	Outplacement Services	–	–	10,000	10,000	–
	TOTAL	1,934,389	–	3,636,677	3,636,677	2,606,378
Anthony M. Sharett	Cash Payment(s)	–	–	900,000	900,000	–
	Vesting of Equity Awards	77,031	–	77,031	77,031	77,031
	Medical Benefits	–	–	339	339	–
	Outplacement Services	–	–	10,000	10,000	–
	TOTAL	557,031	–	1,487,370	1,487,370	77,031
Charles C. Ingram	Cash Payment(s)	–	–	640,000	640,000	–
	Vesting of Equity Awards	414,175	–	414,175	414,175	414,175
	Medical Benefits	–	–	23,138	23,138	–
	Outplacement Services	–	–	10,000	10,000	–
	TOTAL	414,175	–	1,087,313	1,087,313	414,175
Nadia A. Dombrowski	Cash Payment(s)	–	–	640,000	640,000	–
	Vesting of Equity Awards	175,710	–	175,710	175,710	175,710
	Medical Benefits	–	–	–	–	–
	Outplacement Services	–	–	10,000	10,000	–
	TOTAL	175,710	–	825,710	825,710	175,710
(1)	Represents the value of unvested performance-contingent restricted stock awards, performance share units, and other unvested shares of restricted stock as of the end of the most recent fiscal year (September 30, 2022) that would immediately vest or continue to vest (subject to the achievement of applicable performance goals in case of performance-contingent restricted stock awards and performance share units).
(2)	None of the NEOs were eligible for retirement as of the end of the most recent fiscal year (September 30, 2022).
(3)	Represents amounts payable under the Severance Policy for such termination of employment, and includes the value of unvested performance-contingent restricted stock awards, performance share units, and other unvested shares of restricted stock as of the end of the most recent fiscal year (September 30, 2022) that would continue to vest (subject to achievement of applicable performance goals in case of performance-contingent restricted stock awards and performance share units).
(4)	Represents amounts payable under the Severance Policy and includes the value of unvested performance-contingent restricted stock awards, performance share units, and other unvested shares of restricted stock as of the end of the most recent fiscal year (September 30, 2022) that would immediately vest upon such termination of employment.
(5)	Represents the value of unvested performance-contingent restricted stock awards, performance share units, and other unvested shares of restricted stock as of the end of the most recent fiscal year that would immediately vest upon a change in control.

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As an Executive Vice President sitting on the Executive Committee, when her employment ended on May 6, 2022, Tang received severance benefits under the Severance Policy subject to her compliance with applicable terms and conditions, as described above. Those benefits included the following:

•	Cash severance payments with a cumulative value of $640,000.00 (equal to one year of base salary and target cash bonus for 2022, payable over 12 months);
•	The cash value of premiums payable for continuation of medical benefits for one year with a cumulative value of $22,906.92;
•	The continued vesting, subject to the achievement of applicable performance goals of unvested performance-contingent restricted stock awards and performance share units which were outstanding as of her separation date, with a value equal to $303,770.00 (based on the closing price of Pathward Financials common stock on her separation date); and
•	Reimbursement for outplacement services provided by a provider of Tang’s choice, up to a total amount of $10,000, for services beginning within six months after the separation date.

CEO Pay Ratio Disclosure

Pathward Financial is required to disclose the ratio of the CEO’s annual total compensation to the annual total compensation of our median-paid employee.

To identify Pathward Financial’s median employee, we prepared a list of all individuals employed by Pathward Financial on September 11, 2020 (excluding the CEO), whether employed on a full-time, part-time, temporary or seasonal basis. SEC rules permit registrants to use a consistently applied compensation measure (“CACM”) to identify the median employee from the employee population. We used base pay, overtime pay, and cash incentive awards, as reflected in Pathward Financial’s payroll records, as our CACM. Based on the CACM methodology described above, we identified the median employee and then estimated the annual total compensation for this employee, consistent with the rules used to determine total compensation in the Summary Compensation Table for the NEOs. Accordingly, annual total compensation for the median employee was $83,893. The CEO’s total compensation was $3,811,433, resulting in a ratio of approximately 45:1.

We believe this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. Because the SEC rules for identifying the median employee and calculating that employee’s annual total compensation allow companies to use different methodologies, apply certain exclusions, and make reasonable estimates and assumptions, Pathward Financial’s pay ratio may not be comparable to pay ratios reported by other companies.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Pathward Financial that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into its fiscal year 2022 Annual Report on Form 10-K.

Frederick V. Moore (Chair)

Elizabeth G. Hoople	Ronald D. McCray

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Related Person Transactions

The Audit Committee is responsible for reviewing information pertaining to transactions with related persons required to be disclosed in Pathward Financial’s periodic reports with the SEC, if any. Pathward Financial also has adopted written policies to implement the requirements of Regulation O of the Board of Governors of the Federal Reserve System, which restricts the extension of credit to directors and executive officers and their family members and other related interests. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by the Pathward, N.A.’s Board. In addition, the Board periodically reviews information concerning such insider loans, deposits and related interests, including with respect to continued compliance with such policies.

Pathward, N.A. has followed these policies when granting loans to eligible directors, officers, employees and members of their immediate families to finance their personal residences and for consumer purposes. As of September 30, 2022, all loans or extensions of credit to executive officers and directors were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Pathward, N.A., and did not involve more than the normal risk of collectability or present other unfavorable features.

Michael R. Kramer, a Director of Pathward Financial and Pathward, N.A., is a member of the law firm of Dickinson Wright LLP. This law firm occasionally represents the interests of Pathward in legal matters arising from Pathward’s business. During fiscal year 2022, the fees and expenses paid to Kramer’s law firm were approximately $501,000. These fees represent less than 5% of the total fees received by Dickinson Wright LLP during fiscal year 2022. The Board has determined that the relationship between Dickinson Wright LLP and Pathward Financial does not prevent Kramer from being an “independent” director pursuant to rules promulgated by the NASDAQ Stock Market.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Pathward Financial’s directors and officers, and persons who own more than 10% of a registered class of Pathward Financial’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Pathward Financial Common Stock and other equity securities, generally by the second business day following a transaction, and to furnish Pathward Financial with copies of all such reports.

To Pathward Financial’s knowledge, based solely on a review of the copies of such reports furnished to Pathward Financial and written representations with respect to such reports which were required to be filed during the fiscal year ended September 30, 2022, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that the initial Form 3 for Nadia A. Dombrowski was filed late, Sonja A. Theisen filed one late report with respect to one transaction, Jennifer W. Warren, Chief Accounting Officer, filed one late report with respect to one transaction, and Michael R. Kramer filed one late report with respect to three transactions.

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Proposal 3:

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee appointed Crowe LLP, an independent registered public accounting firm, as auditors of our financial statements for the fiscal year ending September 30, 2023. The Audit Committee has determined to afford our stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the appointment of Crowe LLP. If a majority of the shares present, in person or represented by proxy, and entitled to vote are not voted in favor of the ratification of the appointment of Crowe LLP, the Board will interpret this as an instruction to seek other auditors.

Representatives of Crowe LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

The Board recommends a vote FOR the ratification of the appointment of Crowe LLP as Pathward Financial’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

Audit Committee Matters

The following Report of the Audit Committee of the Board shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Pathward Financial specifically incorporates this Report therein, and it shall not otherwise be deemed filed under such Act.

Audit Committee Report

The Audit Committee has issued the following report with respect to the audited consolidated financial statements of Pathward Financial for the fiscal year ended September 30, 2022:

•	The Audit Committee has reviewed and discussed with Pathward Financial’s management Pathward Financial’s fiscal year 2022 audited consolidated financial statements;
•	The Audit Committee has discussed with Crowe LLP, Pathward Financial’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
•	The Audit Committee has received the written disclosures and letter from Crowe LLP required by applicable requirements of the PCAOB regarding Crowe LLP’s communications with the Audit Committee concerning independence, and has discussed with Crowe LLP the independence of Crowe LLP; and
•	Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board that the fiscal year 2022 audited consolidated financial statements be included in Pathward Financial’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 for filing with the SEC.

Submitted by the Pathward Financial, Inc. Audit Committee:

Kendall E. Stork (Chair)

Becky S. Shulman	Lizabeth H. Zlatkus

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Independent Registered Public Accounting Firm Fees

The following table presents fees billed by Crowe LLP for the audit of Pathward Financial’s annual financial statements and internal control over financial reporting for the fiscal years ended September 30, 2021, and September 30, 2022, and fees billed for other services rendered by Crowe LLP during those fiscal years.

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total
2022	$1,334,250	$92,888	$262,473	$—	$1,689,611
2021	$1,263,461	$147,847	$305,163	$—	$1,716,471

Audit fees consist of fees for the audit of Pathward Financial’s annual financial statements and internal control over financial reporting, review of financial statements included in Pathward Financial’s Quarterly Reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of fees for audits of financial statements of the employee benefit plans maintained by Pathward Financial, fees related to Pathward Financial’s registration statements, and fees for professional services rendered for Statement on Standards for Attestation Engagements No. 16 (“SSAE 16”).

Tax fees consist of fees for tax consultation and tax compliance services for Pathward Financial and the employee benefit plan maintained by Pathward Financial, as well as fees for research and development tax credit studies.

Pathward Financial’s Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2022, by Crowe LLP is compatible with maintaining the independence of the independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. The non-audit services include audit-related, tax, and SSAE 16 services. The Audit Committee’s policy is to pre-approve all services and fees for up to one year, including appropriate detail with regard to each particular service and its related fees. In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.

During the last two fiscal years ended September 30, 2022, 100% of the audit and permissible non-audit services were pre-approved by the Audit Committee.

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Information About the Annual Meeting

How Can I Attend and Ask Questions at the Annual Meeting?

The Annual Meeting will be held virtually via the Internet due to the success of the 2020 and 2021 virtual annual meetings. In addition to protecting the health of our directors, employees and stockholders, we believe that a virtual meeting generally provides ease of access, the opportunity for real-time communication and cost savings for our stockholders and Pathward Financial.

Stockholders as of the record date may attend, vote and submit questions virtually at our Annual Meeting by logging in at www.virtualshareholdermeeting.com/CASH2023. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or Notice.

Stockholders as of the record date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/CASH2023 will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. Stockholders must have available their control number provided on their proxy card, voting instruction form or Notice.

If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to vote or submit questions.

If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual stockholder login site (at www.virtualshareholdermeeting.com/CASH2023) for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, at 8:45 a.m., Central Standard Time, on February 28, 2023.

Who Can Vote?

Voting Rights of Stockholders

Only stockholders of record of Pathward Financial Common Stock as of the close of business on December 30, 2022, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. You are entitled to one vote for each share of Pathward Financial Common Stock that you own. On the Record Date, a total of 28,211,239 shares of Pathward Financial Common Stock were outstanding and entitled to vote at the Annual Meeting.

Shares Held by a Broker

If your shares of Pathward Financial Common Stock are held through a bank, brokerage firm, trust, or other nominee (a “broker”), you are considered the beneficial owner of those shares and your shares are considered held in “street name.” If you are the beneficial owner of shares of Pathward Financial Common Stock held in street name, your broker, as the record holder of the shares, will send you a request for directions for voting those shares and will vote such shares in accordance with your instructions. Many brokers (but not all) participate in a program that offers Internet voting options and may provide you with a separate “Notice of Internet Availability of Proxy Materials” (“Notice”). Follow the instructions on that Notice to access our proxy materials online or to request a paper or email copy of our proxy materials. If you received these proxy materials in paper form, the materials should include a voting instruction card so you can instruct your broker how to vote your shares of Pathward Financial Common Stock.

Broker Non-Votes

Under New York Stock Exchange rules, brokers that hold shares in street name for their customers have discretionary authority to vote such shares without instructions from beneficial owners only on matters the rules deem “routine.” On non-routine matters, brokers are not permitted to vote shares without instructions from beneficial owners. A “broker non vote” occurs when a broker does not vote shares on a particular matter because it has not received voting instructions with respect to those shares. Your broker will not be able to vote your shares of Pathward Financial Common Stock with respect to Proposal 1 or Proposal 2 without your instructions. Brokers will have discretionary authority to vote on Proposal 3.

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Vote Required

Quorum Requirement

We must have a quorum to conduct business at the Annual Meeting. The quorum requirement will be met if the holders of one-third of the outstanding shares of Pathward Financial Common Stock entitled to vote on the Record Date are present at the meeting, either in person or by proxy. Broker non-votes and abstentions will be counted as present for purposes of determining whether there is a quorum. Virtual attendance at the Annual Meeting constitutes presence “in person” for purposes of quorum at the meeting.

Votes Required to Approve Each Proposal

Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy. This means that the two director nominees with the most affirmative votes will be elected. Broker non-votes and shares of Pathward Financial Common Stock that are represented by a proxy that is marked “vote withheld” for the election of one or more director nominees will have no effect on the vote for the election of directors. If a director nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld the authority to do so. As of the date of this proxy statement, we are not aware of any reason that a director nominee would be unable to or would decline to stand for election.

Proposal 2: Say-on-Pay

The affirmative vote of a majority of the votes cast is required to approve, on a non-binding advisory basis, the compensation paid to our named executive officers, or our “Say-on-Pay” vote. While this advisory resolution is not binding on Pathward Financial, the Board, including the Compensation Committee, will consider the results of the “Say-on-Pay” vote, the opinions of our stockholders, and other relevant factors in making future decisions regarding Pathward Financial’s executive compensation program. Broker non-votes and abstentions will have no effect on this advisory vote.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast is required to ratify the appointment of Crowe LLP as our independent registered public accounting firm for our financial statements for the year ending September 30, 2023. Abstentions will have no effect on this proposal.

The Board unanimously recommends that you vote “FOR” each of the director nominees, “FOR” the non-binding advisory vote to approve the compensation paid to our named executive officers, and “FOR” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm.

Proxies

Voting of Proxies

You may vote in person at the Annual Meeting or by proxy. Your vote is very important to us, and we hope that you will attend the Annual Meeting. However, to ensure that you are represented at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting. You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date. See “-Revocability of Proxies” below.

There are several convenient ways to submit your vote.

VOTE BY TELEPHONE OR INTERNET – If you are a stockholder of record, you can vote by touchtone telephone from the U.S. using the toll-free telephone number on your proxy card, or over the Internet using the procedures and instructions described on your proxy card. If you are a beneficial owner, you may vote by telephone or Internet if your broker makes those methods available, in which case your broker will enclose appropriate instructions with your proxy materials. The telephone and Internet voting procedures are designed to authenticate your identities, to allow you to vote your shares of Pathward Financial Common Stock, and to confirm that your instructions have been recorded properly.

IN PERSON/LIVE – The annual meeting will be entirely virtual. If you are a stockholder of record and wish to vote in person at the Annual Meeting, you may do so by virtually attending the

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Annual Meeting and casting your vote “live” using your control number provided on your proxy card, voting instruction form or Notice. If your shares of Pathward Financial Common Stock are held in street name and you wish to vote live, you must use the control number found on your voter instruction form. This is the only method of voting during the Annual Meeting.

BY WRITTEN PROXY – If you are a stockholder of record and you requested written proxy materials, you can vote by written proxy card. If you are a beneficial holder and you requested printed proxy materials, you will receive a written proxy card and a voting instruction form from your broker.

Shares of Pathward Financial Common Stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions. If stockholders of record return properly executed proxies to Pathward Financial with no specific instruction as to how to vote at the Annual Meeting, the individuals named in the proxy will vote the shares represented by those proxies “FOR” the election of each of the director nominees, “FOR” the non-binding advisory vote to approve the compensation paid to our named executive officers, and “FOR” the ratification of the appointment of Crowe LLP as our the independent auditors. If beneficial holders return properly executed proxies to their brokers with no specific instruction as to how to vote at the Annual Meeting, the broker will only be permitted to vote with respect to the ratification of the appointment of Crowe LLP as our independent registered public accounting firm.

The individuals named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.

Assistance with Voting

If you have any questions or need assistance in voting your shares of Pathward Financial Common Stock, please call our proxy solicitor, Regan & Associates, Inc., toll-free at (800) 737-3426.

Revocability of Proxies

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date by following the instructions provided in the Notice or the proxy card (which must be received before the start of the Annual Meeting);
•	notifying the Corporate Secretary of Pathward Financial in writing, at Pathward Financial, Inc., 5501 South Broadband Lane, Sioux Falls, South Dakota, 57108, before the Annual Meeting that you have revoked your proxy (which must be received by the close of business on February 27, 2023);or
•	voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a proxy.

Electronic Delivery of Proxy Materials

As permitted by SEC rules, we have elected to furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, most stockholders will not receive printed copies of our proxy materials unless they request them. Instead, the Notice, which was mailed to all of our stockholders, will explain how you may access and review all of the proxy materials electronically. The Notice also explains how you may submit your proxy, including by telephone or over the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

You may have received more than one Notice or, if you request paper copies of the proxy materials, you may receive more than one proxy card. This means you hold your shares of Pathward Financial Common Stock in more than one account. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. The shares in each account must be voted separately.

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Administrative Matters

Counting of Votes

Broadridge Financial Solutions, Inc. will serve as the official proxy tabulator. Sonja A. Theisen, Pathward Financial’s Executive Vice President and Deputy CFO, will act as the inspector of election and will count the votes at the Annual Meeting.

Proxy Solicitation Costs

We will pay our own costs of soliciting proxies. If you choose to access the proxy materials or vote electronically, you are responsible for any Internet access charges you may incur. We have engaged Regan & Associates, Inc., a proxy solicitor, to assist in the solicitation of proxies. We estimate that the fee for such services will be approximately $10,500. In addition, Pathward Financial’s directors, officers, and employees may solicit proxies personally, electronically, or by telephone, but they will not receive any additional compensation for those duties. We will reimburse brokers for their expenses in sending these materials to you and obtaining your voting instructions.

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Stockholder Proposals for the Fiscal Year 2024 Annual Meeting

Stockholder proposals to be presented at Pathward Financial’s 2024 Annual Meeting of Stockholders must be received by our Corporate Secretary no later than September 20, 2023, to be eligible for inclusion in Pathward Financial’s 2023 proxy statement and form of proxy. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, and as with any stockholder proposal (regardless of whether such proposal is included in Pathward Financial’s proxy materials), the requirements of Pathward Financial’s Certificate of Incorporation and By-laws and Delaware law.

To be considered for presentation at the Fiscal Year 2024 Annual Meeting, but not for inclusion in Pathward Financial’s proxy statement and form of proxy for that meeting, proposals must be received by Pathward Financial between October 31, 2023 and November 30, 2023. However, if the date of the 2024 Annual Meeting is advanced by more than 20 days prior to, or delayed by more than 50 days after, February 28, 2024, or, if the forthcoming 2023 Annual Meeting does not take place, notice by the stockholder, to be timely, must be delivered not later than the close of business on the later of the 90th day prior to the 2024 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Pursuant to Pathward Financial’s By-laws, stockholders may nominate one or more individuals for election to the Board at a meeting of stockholders at which directors are to be elected by delivering timely notice in writing to our Corporate Secretary at Pathward Financial’s principal executive offices between October 31, 2023 and November 30, 2023. However, if the date of the annual meeting is advanced by more than 20 days prior to, or delayed by more than 50 days after, February 28, 2024, or, if the forthcoming 2023 annual meeting does not take place, notice by the stockholder, to be timely, must be delivered not later than the close of business on the later of the 90th day prior to the 2024 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholders who intend to solicit proxies for Pathward Financial’s 2024 Annual Meeting of Stockholders in support of director nominees other than Pathward Financial’s nominees must provide notice that sets forth the information required by Rule 14a-9 promulgated under the Exchange Act and Pathward Financial’s Bylaws between October 31, 2023 and November 30, 2023. However, if the date of the annual meeting is changed by more than 30 days from February 28, 2024, or if the forthcoming 2023 annual meeting does not take place, notice by the stockholder, to be timely, must be delivered the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made.

Annual Report on Form 10-K

A copy of our fiscal year 2022 Annual Report on Form 10-K is being made available concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Our Annual Report on Form 10-K is not incorporated into this proxy statement and shall not be deemed to be solicitation material. Pathward Financial hereby undertakes to provide to any recipient of this proxy statement, upon request, a copy of any of the exhibits to our fiscal year 2022 Annual Report on Form 10-K. Requests for such copies should be directed in writing to Investor Relations, Pathward Financial, Inc., 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.

Other Matters

The Board is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that holders of the proxies will vote in accordance with their judgment.

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pathward

PATHWARDFINANCIAL.COM

5501 SOUTH BROADBAND LANE
SIOUX FALLS, SD 57108

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PATHWARD FINANCIAL, INC.
5501 S. BROADBAND LANE
SIOUX FALLS, SD 57108

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 27, 2023 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CASH2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 27, 2023 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D94855-P83313 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PATHWARD FINANCIAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Douglas J. Hajek
02) Kendall E. Stork

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Pathward Financial, Inc.
Annual Meeting of Stockholders
February 28, 2023 9:00 AM Central Standard Time
Virtually held at www.virtualshareholdermeeting.com/CASH2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders including Form 10-K are available at www.proxyvote.com.

D94856-P83313

Pathward Financial, Inc.
Annual Meeting of Stockholders
February 28, 2023
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the members of the Board of Directors of Pathward Financial, Inc. ("Pathward Financial"), and each of them, as attorneys and proxies, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the Annual Meeting of Stockholders of Pathward to be held on February 28, 2023 (the "Annual Meeting"), all the shares of Pathward Financial common stock held of record by the undersigned at the close of business on December 30, 2022, at the Annual Meeting, and at any and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR all nominees for director listed on this proxy, FOR the advisory resolution approving the compensation of the Company's named executive officers, and FOR ratification of the appointment of Crowe LLP as the Company's independent auditors. In their discretion, the proxies are authorized to vote in accordance with their judgment upon any other matters properly presented at the Annual Meeting. Should a director nominee be unable to serve as a director, an event that Pathwad Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to reduce the number of directors to be elected or to vote for a substitute nominee designated by the Board of Directors.

Continued and to be signed on reverse side